SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin California Tax-Free Trust covering the period ended December 31, 2000. During the six months under review, the U.S. economy cooled as third quarter annualized gross domestic product (GDP) growth dropped sharply to 2.2%, compared with the sizzling 5.6% annualized GDP growth from the previous quarter. Third-quarter performance was weaker than expected and marked the slowest growth since the third quarter of 1996. This GDP report suggested that the economy has started to feel the impact of past Federal Reserve Board (Fed) rate increases.

BOND MARKET OVERVIEW

The municipal bond market performed relatively well during the period. This was largely due to the belief that past interest-rate increases were beginning to achieve the desired effect of slowing the economy's growth and that the Fed would not raise rates further in the near term. Thus, long-term interest rates generally declined, with the 30-year Treasury bond yield falling from 5.90% at the beginning of the period to 5.46% on December 31, 2000. At the same time, the 10-year Treasury note's yield also dropped from 6.03% to 5.11%. The municipal bond market generally followed Treasuries and experienced falling yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, decreased from a yield of 5.91% to 5.47% for the

CONTENTS

Shareholder Letter ......................................................     1
Fund Reports
    Franklin California Insured
    Tax-Free Income Fund ................................................     6
    Franklin California
    Intermediate-Term
    Tax-Free Income Fund ................................................    12
    Franklin California
    Tax-Exempt Money Fund ...............................................    16
Municipal Bond Ratings ..................................................    19
Financial Highlights &
Statements of Investments ...............................................    22
Financial Statements ....................................................    50
Notes to
Financial Statements ....................................................    55


FUND CATEGORY
[PYRAMID GRAPHIC]
same period.(1) Since bond yields and prices have an inverse relationship, as yields fell, bond prices increased, leading to an increase in the value of most bond funds.

Lower supply also contributed to the favorable conditions for municipal bond funds during the reporting period. The strong economy, which increased revenues for most municipalities, reduced the need for borrowing to finance capital projects. From July 1 through December 31, 2000, national municipal bond issuance was down about 4.51% compared with the same period in 1999.(2) Reduced supply and continued high demand for municipal bonds among insurance and mutual fund companies, as well as retail investors, resulted in their price increase.

In February 2000, the federal government announced a plan to buy back 30-year Treasury bonds, which increased their price and decreased their yield. This meant that, on a relative basis, long-term municipal bond yields were more attractive. During the six-month reporting period, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(2) Since municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax.(3) When municipal bond yields are nearly the same as those of Treasuries, investors can take advantage of the tax exemption at little extra cost.

1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

2.  Source: The Bond Buyer, 12/31/00.

3. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

Looking forward, we believe that market fundamentals bode well for municipal bond investors. We expect that municipal bond supply will remain suppressed with rates at levels discouraging municipalities from refinancing any outstanding debt. Furthermore, demand will stay strong and municipal securities' tax-equivalent yield will continue to be attractive. Predicting market cycles, however, is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that, over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance.

CALIFORNIA UPDATE

During the six months under review, California's robust, diversified and growing economy significantly outpaced the nation as it benefited from an economic rebound in Asia, a key export market. This continued expansion helped drive employment growth to 2.8% and stabilize per-capita income at 105% of the national average.(4, 5) The state's unemployment rate decreased to a seasonally adjusted 4.6% in December 2000 but remained higher than the nation's 4.0% level.(6)

Although the services sector continued to account for a significant portion of overall job growth, California enjoyed positive job growth across all major industry sectors except manufacturing, which was relatively flat during the period. Economic sectors that led the way included construction, tourism, entertainment and computer services, particularly Internet-related firms. The electronics sector accounted for the largest portion of state exports.

4. Source: Moody's Investors Service, 11/17/00. This does not indicate Moody's rating of the Fund.

5. Source: Standard & Poor's, Ratings Direct, 11/28/00. This does not indicate Standard & Poor's rating of the Fund.

6.  Source: Bureau of Labor Statistics, 1/12/01 and 1/19/01.

WHAT DOES
"TAXABLE EQUIVALENT"
MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(8) You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.

Japan was the biggest export market, receiving 13.9% of the state's exports. NAFTA-induced growth, however, increased exports substantially to Mexico and Canada.(5)

Due to California's vigorous economy, the state's revenue collections continued the surge that occurred in fiscal year 2000 when general fund revenues rose a higher-than-forecast 21.4%. This dramatic increase was largely attributable to growth in personal income tax receipts although sales tax receipts were also strong. The state's debt levels remained moderate at $833 per capita or 2.7% of personal income despite a net tax-supported debt of $26.1 billion.(7) California ended fiscal year 2000 with a significant budgetary-basis fund balance and a positive balance also projected for fiscal year 2001.

California's improved financial condition, including the rebuilding of cash and budget reserves to record levels, improved financial management and increased attention to debt management issues, underpinned the state's high-quality debt rating of double-A by three independent credit rating agencies, Standard & Poor's(R), Moody's Investors Service and Fitch IBCA Inc.(4, 5, 7) Moody's(R) anticipates that California's increased economic diversity positions the state well for future expansion and that the state will continue to outperform the nation over the next two years as some Asian economies post positive economic gains.

7. Source: Fitch IBCA, State of California, 12/1/00. This does not indicate Fitch's rating of the Fund.

8. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

We encourage you to discuss your financial goals with an investment representative. Municipal bond funds provide an opportunity to diversify risk in investors' portfolios and continue to be an attractive investment for those seeking tax-free income. Such a tax-free investment offers a taxable equivalent yield that can be hard to match for a taxable investment with the same relative level of risk.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.


Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured California municipal securities.(1, 2)
--------------------------------------------------------------------------------


California's economy continued its strong performance during the period. The nation's economy, however, showed signs of cooling down. This prompted the Federal Reserve Board (the Fed) to keep the federal funds target rate steady from July through December.

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices increase when interest rates fall. For the six months ended December 31, 2000, Franklin California Insured Tax-Free Income Fund's Class A share price rose 4.51%. In comparison, the Bond Buyer

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured security's market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

    The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 25.

Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, had a 7.34% price increase, and the Fund's benchmark, the Lehman Brothers Municipal Bond Index, was up 4.06%.(3)

As part of our strategy to improve call exposure, we sold bonds with relatively short call protection and reinvested the proceeds in current coupon bonds with longer call protection. We also took advantage of opportunities to sell bonds with lower booked yields and replace them with higher current yield bonds. Among the bonds we sold were Santa Rita USD, Manteca Financing Authority Tax Allocation Revenue and California Health Facilities Financing Authority Revenue
- Kaiser Permanente. Purchases included Rowland California Unified School District, Montebello California Certificates of Participation, California Statewide Community Development Authority - Claremont Village, and Los Angeles County Certificates of Participation - Antelope Valley Courthouse.

In another trend characterizing the municipal bond market, bond insurance remained prevalent, representing more than 39.6% of 2000's national new issuance. Given the large amount of insured bonds in the market and the relatively small difference in yields between insured and uninsured credits, we concentrated on buying higher-grade, essential purpose issues.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/00

                                                                   % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                              16.7%
Tax-Supported                                                          16.3%
Transportation                                                         14.5%
Hospital & Health Care                                                 11.2%
Subject to Government
Appropriation                                                          10.8%
General Obligation                                                     10.0%
Prerefunded                                                             9.9%
Higher Education                                                        5.7%
Housing                                                                 3.4%
Other Revenue                                                           1.4%
Corporate-Backed                                                        0.1%

3. Sources: Lehman Brothers; The Bond Buyer. The unmanaged indexes include reinvested interest; one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund
7/1/00 - 12/31/00

                                         DIVIDEND PER SHARE
                       ---------------------------------------------------------
MONTH                    CLASS A               CLASS B                 CLASS C
--------------------------------------------------------------------------------
July                    5.07 cents            4.51 cents              4.53 cents
August                  5.07 cents            4.51 cents              4.53 cents
September               5.07 cents            4.50 cents              4.52 cents
October                 5.07 cents            4.50 cents              4.52 cents
November                5.07 cents            4.50 cents              4.52 cents
December                5.07 cents            4.55 cents              4.56 cents
--------------------------------------------------------------------------------
TOTAL                  30.42 CENTS           27.07 CENTS             27.18 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month.

We think it is worth noting the tax advantage your Fund offered over a comparable taxable investment. The Performance Summary beginning on page 10 shows that on December 31, 2000, the Fund's Class A shares' distribution rate was 4.74%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 45.22% would need to earn 8.65% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, we believe the Fund's conservative, buy-and-hold, income-oriented philosophy, as well as its reserve of higher coupon bonds from previous, higher interest-rate periods should help moderate its share-price volatility, reduce portfolio turnover and protect its income stream.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA
INSURED TAX-FREE
INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE            12/31/00       6/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.53            $12.29         $11.76
DISTRIBUTIONS (7/1/00 - 12/31/00)
Dividend Income                         $0.3042

CLASS B                                 CHANGE            12/31/00       6/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.54            $12.32         $11.78
DISTRIBUTIONS (7/1/00 - 12/31/00)
Dividend Income                         $0.2707

CLASS C                                 CHANGE            12/31/00       6/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.53            $12.37         $11.84
DISTRIBUTIONS (7/1/00 - 12/31/00)
Dividend Income                         $0.2718

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +7.12%     +12.45%    +30.27%   +95.28%
Average Annual Total Return(2)           +2.59%      +7.68%     +4.52%    +6.46%

Distribution Rate(3)                             4.74%
Taxable Equivalent Distribution Rate(4)          8.65%
30-Day Standardized Yield(5)                     4.26%
Taxable Equivalent Yield(4)                      7.78%

                                                                       INCEPTION
CLASS B                                                       6-MONTH   (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +6.91%    +13.07%
Aggregate Total Return(2)                                     +2.91%     +9.07%

Distribution Rate(3)                             4.43%
Taxable Equivalent Distribution Rate(4)          8.09%
30-Day Standardized Yield(5)                     3.91%
Taxable Equivalent Yield(4)                      7.14%

                                                                      INCEPTION
CLASS C                                   6-MONTH  1-YEAR   5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +6.80%   +11.77%  +26.76%   +37.50%
Average Annual Total Return(2)            +4.74%    +9.63%   +4.64%    +5.59%

Distribution Rate(3)                             4.38%
Taxable Equivalent Distribution Rate(4)          8.00%
30-Day Standardized Yield(5)                     3.87%
Taxable Equivalent Yield(4)                      7.06%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return represents total return since inception, including the maximum sales charge.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 12/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 9/27/00 for the maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital. The Fund invests primarily in a portfolio of California municipal securities with an average weighted maturity (the time at which the debt must be repaid) between 3 and 10 years.(1)
--------------------------------------------------------------------------------

California's economy continued its strong performance during the period. The nation's economy, however, showed signs of cooling down. This prompted the Federal Reserve Board (the Fed) to keep the federal funds target rate steady from July through December.

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices increase when interest rates fall. California intermediate-term bonds, in particular, performed well as a result of solid demand. For the

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
12/31/00

[PIE CHART]

AAA                                                                        27.0%
AA                                                                         15.8%
A                                                                          14.6%
BBB                                                                        42.2%
Below Investment Grade                                                      0.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 37.

six months ended December 31, 2000, Franklin California Intermediate-Term Tax-Free Income Fund's Class A share price rose 2.93%. In comparison, the Fund's benchmark, the Lehman Brothers Municipal 10-Year Bond Index, was up 3.72%.(2)

As part of our strategy to improve our portfolio's structure, we took advantage of opportunities to sell bonds with lower booked yields and replace them with higher current yield bonds. Among bonds we sold was San Francisco City and County Public Utilities Commission Water Revenue. Purchases included California State General Obligation - Veterans and California Health Facilities Revenue Bonds - Kaiser Permanente.

We think it is worth noting the tax advantage your Fund offered over a comparable taxable investment. The Performance Summary beginning on page 15 shows that on December 31, 2000, the Fund's Class A shares' distribution rate was 4.55%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 45.22% would need to earn 8.31% from a taxable investment to match the Fund's tax-free distribution rate.

PORTFOLIO BREAKDOWN
Franklin California
Intermediate-Term
Tax-Free Income Fund
12/31/00

                                                                    % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Tax-Supported                                                            36.0%
Subject to Government
Appropriation                                                            16.9%
Utilities                                                                13.2%
General Obligation                                                        9.5%
Hospital & Health Care                                                    7.6%
Prerefunded                                                               6.0%
Housing                                                                   5.2%
Transportation                                                            3.1%
Higher Education                                                          1.7%
Other Revenue                                                             0.7%
Corporate-Backed                                                          0.1%


2. Sources: Lehman Brothers. The unmanaged index includes reinvested interest; one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS*
Franklin California
Intermediate-Term Tax-Free
Income Fund - Class A
7/1/00 - 12/31/00

                                                                     DIVIDEND
MONTH                                                                PER SHARE
July                                                                 4.36 cents
August                                                               4.36 cents
September                                                            4.36 cents
October                                                              4.36 cents
November                                                             4.36 cents
December                                                             4.36 cents
                                                                    -----------
TOTAL                                                               26.16 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month.


Looking forward, we believe the Fund's conservative, buy-and-hold, income-oriented philosophy, as well as its reserve of higher coupon bonds from previous, higher interest-rate periods should help moderate its share-price volatility, reduce portfolio turnover and protect its income stream.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of every industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       12/31/00      6/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.32        $11.24       $10.92
DISTRIBUTIONS (7/1/00 - 12/31/00)
Dividend Income                             $0.2616

PERFORMANCE

                                                                       INCEPTION
CLASS A                                  6-MONTH   1-YEAR   5-YEAR     (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.33%    +9.81%   +31.17%     +66.17%
Average Annual Total Return(2)           +2.97%    +7.31%    +5.10%      +6.04%

Distribution Rate(3)                                 4.55%
Taxable Equivalent Distribution Rate(4)              8.31%
30-Day Standardized Yield(5)                         4.05%
Taxable Equivalent Yield(4)                          7.39%

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.94%. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the current 4.36 cent per share monthly dividend and the maximum offering price of $11.50 on 12/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 9/27/00 for the maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/00.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in California. The Fund is managed to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------

Slowing economic growth and stable short-term interest rates characterized the U.S. financial condition during the six months under review. Data indicated that the Federal Reserve Board's six previous tightening actions since June 1999 were finally causing economic growth to moderate. In addition, higher energy prices and cooling stock and real estate markets combined to slow consumer demand in the late summer months. These factors also impacted corporate profits, which lagged in the third quarter of 2000 to the slowest pace in more than a year. Consequently, third quarter gross domestic product growth decelerated to a more sustainable 2.2% pace while inflation pressures remained in check.

1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 45.

These same factors continued to hamper growth in the fourth quarter. Despite indications of a slowdown, the Fed did not make any changes to short-term interest rates during the period. The Fed, however, publicly shifted their policy focus in December from concern over higher inflation to concern over slowing economic growth, which many interpret as a signal of lower interest rates.

Reflecting the stable interest-rate environment and because the demand for short-term California securities was so strong, the Fund's seven-day effective yield decreased from 3.52% on June 30, 2000, to 3.44% on December 31, 2000.

The investment strategy driving Franklin California Tax-Exempt Money Fund's management continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities, from what we believe to be creditworthy institutions. Although our strategy may result in lower returns than other money market funds, we believe the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND

PERFORMANCE SUMMARY
12/31/00
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD(1)                                               3.44%
SEVEN-DAY ANNUALIZED YIELD                                                 3.38%
TAXABLE EQUIVALENT YIELD(2)                                                6.17%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 9/27/00 for the maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

Annualized and effective yields are for the seven-day period ended 12/31/00. The Fund's average weighted maturity was 34 days. Yield reflects fluctuations in interest rates on portfolio investments, as well as Fund expenses.

Past performance does not guarantee future results.


During the reporting period, the Fund participated in several attractive deals including Southern California Metropolitan Water District VRDNs, California School Cash Reserve Program Authority notes, California Community College Financing Authority TRANs and San Francisco Bay Area Rapid Transit District commercial paper.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of every industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                                          CLASS A
                                                 -----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 2000  ----------------------------------------------------------------
                                                   (UNAUDITED)         2000         1999          1998         1997          1996
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........  $       11.76      $    12.12    $    12.47   $    12.22   $    12.01   $    11.95
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .31             .61           .61          .64          .66          .67
 Net realized and unrealized gains (losses) ...            .52            (.36)         (.26)         .37          .21          .06
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............            .83             .25           .35         1.01          .87          .73
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.30)           (.61)         (.62)        (.64)        (.66)        (.67)
 In excess of net investment income ...........             --              --          (.01)          --           --           --
 Net realized gains ...........................             --              --(c)       (.07)        (.12)          --           --
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................           (.30)           (.61)         (.70)        (.76)        (.66)        (.67)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................  $       12.29      $    11.76    $    12.12   $    12.47   $    12.22   $    12.01
                                                 ===================================================================================
Total return(b) ...............................           7.12%           2.24%         2.76%        8.38%        7.41%        6.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $   1,626,632      $1,558,857    $1,775,212   $1,717,489   $1,635,543   $1,588,631
Ratios to average net assets:
 Expenses .....................................            .60%(d)         .60%          .60%         .60%         .60%         .60%
 Net investment income ........................           5.10%(d)        5.24%         4.91%        5.11%        5.41%        5.50%
Portfolio turnover rate .......................           5.86%          29.40%        15.53%       21.66%       20.40%       14.22%

(a) Based on average shares outstanding effective year ended June 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) The fund made a capital gain distribution of $.0016.

(d) Annualized.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                                      CLASS B
                                                                               -----------------------------------------------------
                                                                               SIX MONTHS ENDED
                                                                               DECEMBER 31, 2000                    PERIOD ENDED
                                                                                  (UNAUDITED)                      JUNE 30, 2000(c)
                                                                               -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................      $11.78                            $11.36
                                                                               -----------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................................................         .27                               .23
 Net realized and unrealized gains ..........................................         .54                               .42
                                                                               -----------------------------------------------------
Total from investment operations ............................................         .81                               .65
Less distributions from net investment income ...............................        (.27)                             (.23)
                                                                               -----------------------------------------------------
Net asset value, end of period ..............................................      $12.32                            $11.78
                                                                               =====================================================
Total return(b) .............................................................        6.91%                             5.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................      $6,303                            $1,884
Ratios to average net assets:
 Expenses ...................................................................        1.16%(d)                          1.16%(d)
 Net investment income ......................................................        4.52%(d)                          4.82%(d)
Portfolio turnover rate .....................................................        5.86%                            29.40%


(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period February 1, 2000 (effective date) to June 30, 2000.

(d) Annualized.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                          CLASS C
                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                                    DECEMBER 31, 2000   ------------------------------------------------------------
                                                      (UNAUDITED)          2000         1999        1998         1997         1996
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............    $    11.84        $  12.20      $  12.55    $  12.29    $  12.07    $  11.99
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................           .27             .55           .55         .58         .59         .60
 Net realized and unrealized gains (losses) ......           .53            (.36)         (.27)        .37         .22         .08
                                                    --------------------------------------------------------------------------------
Total from investment operations .................           .80             .19           .28         .95         .81         .68
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................          (.27)           (.55)         (.55)       (.57)       (.59)       (.60)
 In excess of net investment income ..............            --              --          (.01)         --          --          --
 Net realized gains ..............................            --              -- (c)      (.07)       (.12)         --          --
                                                    --------------------------------------------------------------------------------
Total distributions ..............................          (.27)           (.55)         (.63)       (.69)       (.59)       (.60)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................    $    12.37        $  11.84      $  12.20    $  12.55    $  12.29    $  12.07
                                                    ================================================================================
Total return(b) ..................................          6.80%           1.66%         2.16%       7.80%       6.86%       5.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $   71,501        $ 67,395      $ 80,336    $ 55,371    $ 34,899    $ 18,458
Ratios to average net assets:
 Expenses ........................................          1.16%(d)        1.16%         1.16%       1.16%       1.16%       1.17%
 Net investment income ...........................          4.54%(d)        4.68%         4.35%       4.55%       4.81%       4.96%
Portfolio turnover rate ..........................          5.86%          29.40%        15.53%      21.66%      20.40%      14.22%

(a)  Based on average shares outstanding effective year ended June 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  The fund made a capital gain distribution of $.0016.

(d)  Annualized.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED)

                                                                                                            PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
BONDS 95.4%
ABAG Finance Authority for Nonprofit Corps. COP,
     Lincoln Child Center Inc., Insured, 6.125%, 11/01/24 ..............................................   $ 2,055,000   $ 2,225,175
     Lytton Gardens Inc., Insured, 6.00%, 2/15/30 ......................................................     3,500,000     3,608,710
     Odd Fellows Home, 6.00%, 8/15/24 ..................................................................     5,000,000     5,334,750
ABAG Finance Authority for Nonprofit Corps. Revenue, Poway Housing Inc. Project, Series A, California
  Mortgage Insured, 5.375%, 11/15/25 ...................................................................     5,145,000     5,154,415
ABAG Revenue, Tax Allocation, RDA Pool, Series A2, FSA Insured, 6.60%, 12/15/24 ........................    10,775,000    11,897,540
Alameda County Water District Revenue COP, Water Systems Project, FGIC Insured, Pre-Refunded,
     6.00%, 6/01/20 ....................................................................................     1,000,000     1,083,910
Alameda Power and Telecommunication Electric System Revenue COP, MBIA Insured, 5.75%, 7/01/30 ..........     3,305,000     3,557,932
Alhambra City Elementary School District, Series A, FSA Insured, 5.60%, 9/01/24 ........................     2,065,000     2,158,606
Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 .............................    10,730,000    11,118,855
Anaheim PFAR, Local Agency, CFD, Refunding, Series A, MBIA Insured, 5.75%, 9/01/14 .....................     3,790,000     4,045,484
Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%, 12/01/22 ...............     1,080,000     1,159,920
Baldwin Park California RDA, Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ....................     4,000,000     4,245,920
Barstow RDA, Tax Allocation, Central Redevelopment Project, Series A, MBIA Insured, 6.25%, 9/01/22 .....     2,000,000     2,142,280
Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ....................................     1,500,000     1,603,725
Benicia COP, Water System Project, Refunding, AMBAC Insured, 6.125%, 11/01/17 ..........................     2,995,000     3,095,213
Benicia USD, Series A, AMBAC Insured, Pre-Refunded, 6.85%, 8/01/16 .....................................     5,900,000     6,120,070
Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ............................................     1,000,000     1,052,130
Brea PFAR, Tax Allocation, Redevelopment Project, Series A, MBIA Insured,
     7.00%, 8/01/15 ....................................................................................     1,520,000     1,578,246
     6.75%, 8/01/22 ....................................................................................     1,550,000     1,606,405
     7.00%, 8/01/23 ....................................................................................    11,815,000    12,260,898
Buellton USD, Series A, MBIA Insured, 6.375%, 7/01/17 ..................................................     2,155,000     2,254,583
Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 5/01/22 ................................       665,000       673,971
Calaveras County Water District Revenue COP, Water and Sewer System Improvement Project, Refunding,
  AMBAC Insured, 6.00%, 5/01/16 ........................................................................     3,950,000     4,215,401
Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential, Refunding, FSA Insured,
  5.85%, 8/01/15 .......................................................................................     1,795,000     1,888,843
Calexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17 .........................     2,930,000     3,094,256
California Educational Facilities Authority Revenue,
     Pomona College, Series B, 5.50%, 7/01/29 ..........................................................     4,455,000     4,609,366
     Pooled Facilities Program, MBIA Insured, 7.00%, 3/01/16 ...........................................       330,000       334,967
     Santa Clara University, MBIA Insured, Pre-Refunded, 5.75%, 9/01/21 ................................     2,575,000     2,840,792
     Stanford University, Refunding, Series O, 5.125%, 1/01/31 .........................................    20,830,000    20,877,284
     Stanford University, Series N, 5.25%, 12/01/26 ....................................................     6,450,000     6,524,562
     Stanford University, Series N, 5.35%, 6/01/27 .....................................................    21,250,000    21,632,713
     Stanford University, Series N, 5.20%, 12/01/27 ....................................................     6,780,000     6,836,545
     Stanford University, Series P, 5.00%, 12/01/23 ....................................................    15,500,000    15,394,755
     Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ......................................     4,000,000     4,148,320
California Health Facilities Financing Authority Revenue,
     Adventist Health Systems West, Series A, MBIA Insured, 7.00%, 3/01/13 .............................     3,000,000     3,075,060
     Adventist Health Systems West, Series B, MBIA Insured, 6.75%, 3/01/14 .............................     5,065,000     5,188,535
     Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 .......................     5,000,000     5,439,650
     Catholic Healthcare West, Series A, 5.00%, 7/01/28 ................................................    25,000,000    20,227,750
     Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ................     1,295,000     1,373,011
     Kaiser Permanente, Series A, 5.40%, 5/01/28 .......................................................    15,400,000    14,845,138
     Kaiser Permanente, Series B, 5.00%, 10/01/18 ......................................................     5,000,000     4,756,700

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California Health Facilities Financing Authority Revenue, (cont.)
     Kaiser Permanente, Series B, 5.00%, 10/01/20 ...............................................   $ 4,000,000       $ 3,756,040
     Marshall Hospital, California Mortgage Insured, Series A, 5.30%, 11/01/28 ..................     3,325,000         3,333,612
     Northern California Presbyterian, 5.40%, 7/01/28 ...........................................     5,000,000         4,746,450
     Orange County Health Facility, Series A, California Mortgage Insured, 6.20%, 11/01/24 ......     3,435,000         3,734,223
     San Diego Hospital Association, Refunding, Series A, MBIA Insured, 6.20%, 8/01/20 ..........     4,850,000         5,040,848
     San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/12 .....................     2,425,000         2,553,040
     Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 .........................     3,500,000         3,711,155
     Sharp Temecula Hospital, MBIA Insured, Pre-Refunded, 7.05%, 8/01/21 ........................     3,000,000         3,115,290
     Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 ......................................     1,700,000         1,704,080
     Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 ......................................     4,000,000         3,887,520
     The Help Group, CHFCLP Insured, 5.40%, 8/01/22 .............................................     5,000,000         5,044,150
California HFAR,
     Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ......................................     5,250,000         5,426,190
     Series A, MBIA Insured, 7.15%, 8/01/11 .....................................................     1,315,000         1,351,018
     Series A, MBIA Insured, 7.20%, 2/01/26 .....................................................     3,450,000         3,541,115
     Series B, MBIA Insured, 6.80%, 8/01/11 .....................................................     1,815,000         1,884,079
     Series K, AMBAC Insured, 6.25%, 8/01/27 ....................................................     4,080,000         4,214,926
California PCFA, PCR, Southern California Edison Co., Series C, MBIA Insured, 5.55%, 9/01/31 ....     4,800,000         4,888,560
California Public School District Financing Authority Lease Revenue, Southern Kern USD,
   Series B, FSA Insured,
     Pre-Refunded, 5.90%, 9/01/26 ...............................................................     1,615,000         1,793,861
     Refunding, 5.90%, 9/01/26 ..................................................................       235,000           251,253
California State Department of Water Resources Central Valley Project Water System Revenue,
     Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ........................................     1,000,000         1,017,010
California State GO,
     5.00%, 10/01/27 ............................................................................    30,790,000        30,296,744
     AMBAC Insured, 6.30%, 9/01/06 ..............................................................     9,000,000        10,014,300
     FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 .................................................     2,990,000         3,236,436
     FSA Insured, 5.50%, 9/01/29 ................................................................    34,500,000        35,699,220
     MBIA Insured, 6.00%, 8/01/16 ...............................................................       210,000           225,168
     MBIA Insured, 6.00%, 10/01/21 ..............................................................        65,000            67,635
     MBIA Insured, 5.00%, 8/01/29 ...............................................................    20,250,000        19,976,220
     Refunding, FGIC Insured, 5.375%, 6/01/26 ...................................................     5,000,000         5,092,950
California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ....................     7,565,000         7,915,033
California State Local Government Finance Authority Revenue, Marin Valley Mobile Country Club
     Park Acquisition, Senior Series A, FSA Insured, 5.80%, 10/01/20 ............................     4,275,000         4,603,619
California State University, Fresno, Auxiliary Residence Student Project Revenue, MBIA Insured,
     6.25%, 2/01/17 .............................................................................     1,500,000         1,617,900
California State University and Colleges Student Union Revenue,
     Bakersfield, Series A, MBIA Insured, 6.30%, 11/01/22 .......................................     1,310,000         1,378,002
     San Bernardino, Series B, MBIA Insured, 6.30%, 2/01/22 .....................................     2,375,000         2,505,886
California Statewide CDA,
     COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ......................................    12,250,000        11,725,333
     COP, FSA Insured, 5.50%, 8/15/31 ...........................................................     7,000,000         7,172,830
     COP, Kaiser Permanente, 5.30%, 12/01/15 ....................................................     9,700,000         9,714,259
     COP, MBIA Insured, 5.00%, 4/01/18 ..........................................................     3,000,000         2,992,890
     MFHR, Claremont Village, Series AA, GNMA Secured, 5.875%, 2/20/36 ..........................     5,962,000         6,031,398
     MFHR, Pioneer Gardens, Series BB, GNMA Secured, 5.875%, 2/20/36 ............................     2,710,000         2,741,544

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                            AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California Statewide CDA, (cont.)
     MFR, Silver Ridge Apartments, Series H, GNMA Secured, 5.80%, 8/01/33 .............................  $ 2,785,000   $ 2,871,363
     Water and Wastewater Revenue, Pooled Financing Program, Series B, FSA Insured, 5.75%, 10/01/29 ...    1,465,000     1,569,806
California Statewide CDA Revenue,
     Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 .........................................    7,625,000     7,693,549
     COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ...........................    5,000,000     5,001,450
California Statewide Communities Development Authority, Water and Wastewater Revenue, Pooled Financing
   Program, Series B, FSA Insured, 5.65%, 10/01/26 ....................................................    3,420,000     3,588,230
California Statewide Communities Development Authority COP, 5.75%, 8/01/21 ............................    9,585,000    10,163,742
Cambria Community Services District Revenue COP, Wastewater Treatment System Upgrade, MBIA Insured,
   Pre-Refunded, 6.90%, 11/01/24 ......................................................................    1,000,000     1,122,830
Cambria Community Services District Water and Wastewater Revenue, Refunding, Series A, MBIA Insured,
   6.00%, 5/01/15 .....................................................................................    1,330,000     1,436,560
Carpinteria Sanitary District Capital Facilities Revenue, FGIC Insured, 6.25%, 7/01/14 ................    2,485,000     2,635,119
Central Coast Water Authority Revenue, State Water Project Regional Facilities, AMBAC Insured,
   Pre-Refunded,
     6.50%, 10/01/14 ..................................................................................    2,500,000     2,659,350
     6.60%, 10/01/22 ..................................................................................    4,650,000     4,954,157
Chico PFAR, Southeast Chico Redevelopment Project, Series A, FGIC Insured, 6.625%, 4/01/21 ............      815,000       832,294
Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System Project,
   Refunding, AMBAC Insured, 6.00%, 8/01/16 ...........................................................    2,000,000     2,141,020
Chino COP, RDA, Water System Improvement Project, Refunding, AMBAC Insured, 6.20%, 9/01/18 ............    3,590,000     3,812,293
Chula Vista Elementary School District COP, MBIA Insured, 6.60%, 8/01/16 ..............................    2,940,000     3,033,815
Chula Vista PFA, Local Agency Revenue, Series 1995-A, FSA Insured, 6.125%, 9/02/14 ....................    3,875,000     4,274,590
Coachella Valley Recreation and Park District 1915 Act, Reassessment District 9, Refunding,
   MBIA Insured, 6.20%, 9/02/16 .......................................................................    1,500,000     1,620,105
Contra Costa Mosquito Abatement District COP, Public Improvements Project, Refunding, FSA Insured,
   6.25%, 2/01/06 .....................................................................................    1,495,000     1,512,596
Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%, 9/01/26 .............    2,700,000     2,750,868
Culver City USD, GO, MBIA Insured,
     5.125%, 8/01/37 ..................................................................................      650,000       647,309
     5.20%, 8/01/38 ...................................................................................    3,285,000     3,297,155
Delano USD,
     COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ..........................................    1,620,000     1,641,902
     Series A, FSA Insured, Pre-Refunded, 6.10%, 5/01/17 ..............................................    1,105,000     1,158,195
East Bay MUD, Water System Revenue, Refunding, FGIC Insured, 6.00%, 6/01/20 ...........................    2,900,000     3,008,605
East Side UHSD, Santa Clara County, Series D, FGIC Insured, 5.75%, 9/01/17 ............................    1,200,000     1,256,052
Eastern Municipal Water District, Water and Sewer Revenue COP, Refunding, Series A, FGIC Insured,
   6.30%, 7/01/20 .....................................................................................    1,400,000     1,428,826
El Dorado County Public Agency Financing Authority Revenue, FGIC Insured, 5.50%,
     2/15/16 ..........................................................................................    2,250,000     2,361,825
     2/15/21 ..........................................................................................    3,500,000     3,614,030
El Monte Water Authority Revenue, Water System Project, AMBAC Insured, 5.60%, 9/01/34 .................    1,800,000     1,875,006
Fairfield PFAR, Municipal Park, ID No. 1, FGIC Insured, Pre-Refunded, 6.30%, 7/01/23 ..................    4,750,000     5,010,443
Folsom PFAR, Refunding, AMBAC Insured, 6.00%,
     10/01/08 .........................................................................................    2,000,000     2,109,060
     10/01/12 .........................................................................................    1,000,000     1,051,920
     10/01/19 .........................................................................................    3,400,000     3,545,996

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Fontana RDA, Tax Allocation, Southwest Industrial Park Project, FGIC Insured, Pre-Refunded,
   6.125%, 9/01/25 ..................................................................................  $ 5,850,000    $ 6,288,575
Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Refunding, Series A, MBIA Insured,
   5.00%, 1/01/35 ...................................................................................   54,700,000     53,647,572
Fresno COP, City Hall Refinancing Project, AMBAC Insured, 6.25%, 8/01/19 ............................    1,000,000      1,021,820
Fresno USD, GO,
     Refunding, Series C, MBIA Insured, 5.90%, 2/01/20 ..............................................    2,065,000      2,332,748
     Refunding, Series C, MBIA Insured, 5.90%, 8/01/22 ..............................................    3,000,000      3,392,340
     Series B, FSA Insured, ETM, 5.875%, 8/01/20 ....................................................    1,190,000      1,239,480
Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured, 5.75%,
     7/01/25 ........................................................................................    1,250,000      1,347,650
     7/01/30 ........................................................................................    1,000,000      1,076,530
Glendale Hospital Revenue, Adventist Health, Refunding, Series A, MBIA Insured, 6.75%, 3/01/13 ......    1,000,000      1,024,470
Glendale RDA, Tax Allocation, Central Glendale Redevelopment Project, Refunding, AMBAC Insured,
   6.00%, 12/01/20 ..................................................................................    4,775,000      5,023,778
Glendale USD, Series C, FSA Insured, 5.50%, 9/01/24 .................................................    2,750,000      2,845,590
Grossmont UHSD, COP, FSA Insured, 5.75%, 9/01/26 ....................................................    2,250,000      2,413,508
Gustine USD, COP, FSA Insured, 5.00%, 2/01/29 .......................................................    3,210,000      3,152,830
Health Facilities Financing Authority Revenue, True to Life A, California Mortgage Insured,
   5.625%, 9/01/25 ..................................................................................    1,250,000      1,285,063
Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 ..............................    1,250,000      1,340,225
Hercules COP, Capital Improvement Projects, Refunding, AMBAC Insured, 6.00%, 6/01/15 ................    1,000,000      1,063,070
Hesperia Water District COP, Water Facilities Improvement Projects, FGIC Insured, Pre-Refunded,
   7.15%, 6/01/26 ...................................................................................    3,425,000      3,573,405
Huntington Beach City School District COP, MBIA Insured, Pre-Refunded, 5.25%, 7/01/29 ...............    1,795,000      1,813,758
Imperial Irrigation District COP, California Water Systems Project, AMBAC Insured, 5.75%, 7/01/16 ...    5,050,000      5,401,278
Jefferson San Mateo County UHSD, Refunding, Series A, MBIA Insured, 6.45%,
     8/01/25 ........................................................................................    3,045,000      3,695,047
     8/01/29 ........................................................................................    3,075,000      3,743,751
Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 .......................................................    1,600,000      1,676,336
Kern County High School District, FSA Insured, ETM, 6.625%,
     8/01/14 ........................................................................................    1,535,000      1,849,660
     8/01/15 ........................................................................................    1,400,000      1,688,610
La Mirada RDA, Industrial Commercial Redevelopment Project, Series A, MBIA Insured,
     6.60%, 8/15/21 .................................................................................    3,080,000      3,149,854
Lake Arrowhead Community Services District COP, FGIC Insured,
     6.50%, 6/01/15 .................................................................................    8,785,000      9,258,599
     Pre-Refunded, 6.50%, 6/01/15 ...................................................................    5,215,000      5,505,006
     Refunding, 6.125%, 6/01/05 .....................................................................    7,600,000      7,976,428
Lakewood PFA, Water Revenue, FGIC Insured, 5.70%, 4/01/16 ...........................................    2,485,000      2,621,998
Lakewood RDA, Tax Allocation, Redevelopment Project No.1, Refunding, Series A, FSA Insured,
     6.50%, 9/01/17 .................................................................................    3,000,000      3,175,170
Lancaster RDA, Tax Allocation, Lancaster Redevelopment Project No. 5, Refunding, MBIA Insured,
     6.85%, 2/01/19 .................................................................................   11,245,000     11,492,053
Lincoln USD, CFD No. 1, AMBAC Insured, Pre-Refunded, 6.90%, 9/01/21 .................................    2,425,000      2,522,194
Lodi COP,
     1996 Public Improvement Financing Project, MBIA Insured, 5.90%, 10/01/16 .......................    3,605,000      3,919,176
     Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 .........................    8,800,000     10,027,336
Lodi Electric System Revenue COP, Series A, MBIA Insured, 5.50%, 1/15/32 ............................    4,000,000      4,108,720
Long Beach Harbor Revenue,
     5.125%, 5/15/18 ................................................................................    3,625,000      3,625,616
     MBIA Insured, 5.25%, 5/15/25 ...................................................................   25,000,000     24,828,500

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Los Angeles COP, San Pedro Peninsula Hospital Project, Refunding, AMBAC Insured, 6.25%, 5/01/15 ........   $ 5,825,000   $ 5,979,887
Los Angeles County Capital Assets Leasing Corp. Leasehold Revenue, Refunding, AMBAC Insured,
  6.00%, 12/01/16 ......................................................................................     3,000,000     3,155,040
Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%, 11/01/33 ...........     2,500,000     2,515,075
Los Angeles County MTA, Sales Tax Revenue, Proposition A, First Tier, Refunding, Senior Series A,
  MBIA Insured,  5.25%, 7/01/27 ........................................................................    27,870,000    28,110,239
Los Angeles County Transportation Commission Sales Tax Revenue, Series B, FGIC Insured, 6.50%,
    7/01/13 ............................................................................................     2,740,000     2,831,516
    7/01/15 ............................................................................................     5,025,000     5,193,589
Los Angeles Department of Water and Power Electric Plant Revenue, FGIC Insured, 6.125%, 1/15/33 ........    17,215,000    18,111,041
Los Angeles Department of Water and Power Waterworks Revenue, Second Issue, FGIC Insured,
  6.40%, 11/01/31 ......................................................................................     6,875,000     7,147,044
Los Angeles Harbor Department Revenue, Series B,
    AMBAC Insured, 6.60%, 8/01/14 ......................................................................     3,790,000     4,008,835
    AMBAC Insured, 6.60%, 8/01/15 ......................................................................     2,000,000     2,116,420
    MBIA Insured, 6.20%, 8/01/25 .......................................................................     2,500,000     2,694,850
Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ........................     2,000,000     2,156,840
Los Angeles Wastewater System Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 .................................................    12,100,000    12,522,411
    Series B, AMBAC Insured, 6.00%, 6/01/22 ............................................................     3,250,000     3,360,890
Lynwood PFA,
    Tax Allocation, Area A Project, Series A, FSA Insured, 5.85%, 9/01/18 ..............................     1,765,000     1,992,914
    Water Revenue, Water System Improvement Project, MBIA Insured, 5.85%, 6/01/22 ......................       665,000       713,931
    Water Revenue, Water System Improvement Project, MBIA Insured, 5.90%, 6/01/29 ......................     3,105,000     3,359,703
Lynwood PFAR, Series A, AMBAC Insured, 5.75%, 9/01/18 ..................................................     4,000,000     4,177,320
Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ............................     2,680,000     2,709,694
Menlo Park CDA, Tax Allocation, Las Pulgas Community Development Project, Refunding,
  AMBAC Insured,
    5.375%, 6/01/22 ....................................................................................    10,000,000    10,185,900
Mesa Construction Water District COP, Water Project, FGIC Insured, Pre-Refunded, 6.40%, 3/15/18 ........     5,600,000     5,875,520
Metropolitan Water District Revenue, Southern California Waterworks, Series A, MBIA Insured,
    5.50%, 7/01/25 .....................................................................................     5,000,000     5,123,200
    5.00%, 7/01/30 .....................................................................................     6,525,000     6,406,441
Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ..............................     1,025,000     1,113,232
Modesto Health Facilities Revenue, Memorial Hospital Association, MBIA Insured,
    Refunding, Series A, 6.00%, 6/01/18 ................................................................     5,565,000     5,837,574
    Series 1991, Pre-Refunded, 6.875%, 6/01/21 .........................................................     1,500,000     1,548,570
Modesto Irrigation District COP, Refunding and Capital Improvement Projects, Series A,
    MBIA Insured, Pre-Refunded, 6.00%, 10/01/21 ........................................................     3,000,000     3,049,830
Modesto Irrigation District Financing Authority Revenue, Domestic Water Project, Series C,
    AMBAC Insured, Pre-Refunded, 5.75%, 9/01/22 ........................................................     2,500,000     2,730,175
Modesto Wastewater Treatment Facility Revenue, MBIA Insured, 5.75%, 11/01/22 ...........................    14,375,000    15,290,544
Montebello Community RDA, Tax Allocation,
   Housing, Series A, FSA Insured, 5.45%, 9/01/19 ......................................................     1,100,000     1,136,707
   Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 .....................     2,460,000     2,554,390
Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%, 11/01/26 ..................     8,715,000     8,886,424
Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 ......................................................     3,840,000     3,969,754

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                             PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                               AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Mount Diablo USD, CFD No. 1, Special Tax,
   AMBAC Insured, 6.25%, 8/01/14 .........................................................................  $   500,000  $   525,990
   FSA Insured, 6.00%, 8/01/24 ...........................................................................    1,000,000    1,067,380
   Refunding, AMBAC Insured, 5.75%, 8/01/15 ..............................................................    1,000,000    1,075,450
   Refunding, AMBAC Insured, 5.75%, 8/01/16 ..............................................................    2,270,000    2,429,649
   Refunding, AMBAC Insured, 5.375%, 8/01/19 .............................................................    7,290,000    7,433,103
Mountain View COP, Capital Improvement Financing Authority Revenue, City Hall/Community Theatre,
  MBIA Insured, 6.50%, 8/01/16 ...........................................................................    1,500,000    1,550,640
National City Joint Powers Authority Lease Revenue, National City Police Facilities Project,
  AMBAC Insured, Pre-Refunded, 6.75%, 10/01/17 ...........................................................    2,000,000    2,079,220
Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA Insured, 5.50%, 1/01/17 ........    4,600,000    4,811,646
Norco RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%, 3/01/30 ...............    1,000,000    1,046,780
North City West School Facilities Financing Authority Special Tax, Refunding, Series B, FSA Insured,
   5.75%, 9/01/15 ........................................................................................    1,260,000    1,365,991
   6.00%, 9/01/19 ........................................................................................    2,500,000    2,708,500
Northern California Power Agency Multiple Capital Facilities Revenue, Series A, MBIA Insured,
   6.50%, 8/01/12 ........................................................................................    2,840,000    3,003,272
   Pre-Refunded, 6.50%, 8/01/12 ..........................................................................    2,160,000    2,288,974
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23 .............    3,200,000    4,164,448
Northern California Transmission Revenue, California/Oregon Transmission Project, Series A, MBIA Insured,
   6.25%, 5/01/10 ........................................................................................    2,500,000    2,620,500
   6.50%, 5/01/16 ........................................................................................    4,000,000    4,213,040
   6.00%, 5/01/24 ........................................................................................   16,335,000   16,553,072
Oakland Revenue, 1800 Harrison Foundation, Refunding, Series A, AMBAC Insured, 6.00%, 1/01/29 ............   10,000,000   10,906,100
Oceanside Community Development Commission COP, Public Parking Project, FSA Insured, Pre-Refunded,
   7.875%, 4/01/19 .......................................................................................    3,940,000    4,481,750
Oceanside COP,
   Corporation Yard Project Financing, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/21 .......................    4,715,000    5,053,678
   Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 ...............................    1,000,000    1,073,040
   Waste Reuse Association Finance Project, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 10/01/17 .......    5,000,000    5,318,700
Orange County COP, Juvenile Justice Center Facilities, Refunding, AMBAC Insured,
   6.375%, 6/01/11 .......................................................................................    4,770,000    5,017,038
   6.00%, 6/01/17 ........................................................................................    5,000,000    5,201,900
Orange County Financing Authority Tax Allocation Revenue, Refunding, Series A, MBIA Insured,
   6.50%, 9/01/22 ........................................................................................    3,500,000    3,616,795
Oroville PFA, Tax Allocation Revenue, Oroville Redevelopment Project No. 1, AMBAC Insured,
   5.90%, 9/15/21 ........................................................................................    1,245,000    1,327,232
   6.10%, 9/15/23 ........................................................................................    2,880,000    3,103,114
Oxnard COP, AMBAC Insured, 4.75%, 6/01/28 ................................................................    1,545,000    1,454,710
Oxnard Financing Authority Solid Waste Revenue, AMBAC Insured, 6.00%, 5/01/16 ............................    5,000,000    5,349,400
Oxnard UHSD, Series B, FSA Insured, ETM, 5.875%, 8/01/27 .................................................    3,615,000    3,852,506
Palm Springs USD, Series C, MBIA Insured, 6.125%, 2/01/20 ................................................      500,000      522,890
Paramount USD, COP, Master Lease Program, FSA Insured, 6.30%, 9/01/26 ....................................    4,750,000    5,151,185
Parlier USD, Series B, AMBAC Insured, 6.00%, 6/01/16 .....................................................    1,130,000    1,232,841
Pasadena USD, GO, Series B, FGIC Insured, 5.25%, 7/01/24 .................................................    1,000,000    1,011,920
Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 ........................................    1,000,000    1,047,360
Pico Rivera PFAR, Water Enterprise Project, Series A, FGIC Insured, Pre-Refunded, 6.00%, 12/01/17 ........    8,000,000    8,469,600

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Pinole RDA, Tax Allocation, Pinole Vista Redevelopment Project, Series A, MBIA Insured, Pre-Refunded,
  6.125%, 8/01/17 .......................................................................................  $ 1,000,000  $ 1,033,220
Placer County COP,
   Administrative and Emergency Services, MBIA Insured, 5.65%, 6/01/24 ..................................    4,000,000    4,165,360
   Jail Kitchen Project, MBIA Insured, Pre-Refunded, 6.90%, 10/01/21 ....................................    3,745,000    4,197,171
Placer County Water Agency COP, FSA Insured, 5.90%, 7/01/25 .............................................    2,350,000    2,491,306
Pleasant Hill RDA, Tax Allocation, Pleasant Hill Commons Project, Refunding, FSA Insured,
  6.90%, 7/01/21 ........................................................................................    5,500,000    5,681,995
Porterville COP,
   Sewer System and Improvement Project, Refunding, AMBAC Insured, 6.30%, 10/01/18 ......................   11,010,000   11,556,426
   Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%, 10/01/23 .............................    3,000,000    3,035,400
Poway RDA, Tax Allocation, Refunding, MBIA Insured, 5.75%, 6/15/33 ......................................   11,475,000   12,435,343
Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
   Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 ......................................................    2,000,000    2,012,380
   Refunding, FSA Insured, 5.25%, 9/01/20 ...............................................................    2,500,000    2,545,325
Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project, Series A, MBIA Insured,
   5.75%, 3/01/19 .......................................................................................    3,090,000    3,298,421
   5.25%, 3/01/26 .......................................................................................       75,000       75,662
Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment Notes, Series C, FSA Insured, 6.00%, 9/01/22 .    2,120,000    2,214,573
Redlands USD, Series B, FSA Insured, 6.25%, 6/01/19 .....................................................    2,115,000    2,247,441
Redwood City PFA, Local Agency Revenue, Series A, AMBAC Insured,
   6.50%, 7/15/11 .......................................................................................    1,270,000    1,312,723
   Pre-Refunded, 6.50%, 7/15/11 .........................................................................    1,475,000    1,525,416
Ripon RDA, Tax Allocation, Community Redevelopment Project, MBIA Insured, 5.85%, 11/01/30 ...............    3,975,000    4,321,739
Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 ...............................    3,000,000    3,228,990
Riverside RDA, Lease Revenue, Series A, AMBAC Insured,
   6.375%, 10/01/23 .....................................................................................   12,540,000   13,539,062
   6.50%, 10/01/24 ......................................................................................    2,000,000    2,188,900
Romona Municipal Water District COP, Refunding, AMBAC Insured, 7.20%, 10/01/10 ..........................      785,000      806,603
Rowland USD, GO, Series A, FSA Insured, 5.25%, 9/01/25 ..................................................    5,685,000    5,754,016
Rubidoux Community Services District COP, Water System Improvement Project, AMBAC Insured,
  Pre-Refunded, 6.20%, 12/01/14 .........................................................................    2,510,000    2,666,499
Sacramento Area Flood Control Agency Special Assessment,
   Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 ......................................................    1,000,000    1,082,940
   Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 .............................................    1,475,000    1,597,337
   Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 .............................................    2,690,000    2,879,430
Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 ........................    5,920,000    6,380,398
Sacramento MUD, Electric Revenue, Series J, AMBAC Insured, 5.50%, 8/15/21 ...............................    8,485,000    8,777,563
Salida Area Public Facilities Financing Agency CFD, Special Tax No. 1988-1, FSA Insured, 5.75%, 9/01/30 .    3,435,000    3,698,568
San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured, 5.25%, 10/01/25 .....    7,000,000    7,072,730
San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding, MBIA Insured,
  6.40%, 3/01/25 ........................................................................................    5,680,000    5,805,698
San Bernardino Municipal Water Department COP, FGIC Insured, 6.25%, 2/01/17 .............................    5,750,000    5,874,430
San Bernardino RDA, Capital Appreciation, Series B, AMBAC Insured, 7.70%, 1/10/09 .......................    2,382,000    4,695,660
San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding, FSA Insured,
  5.75%, 6/01/14 ........................................................................................    2,250,000    2,412,248
San Carlos School District GO, MBIA Insured, 5.50%, 10/01/24 ............................................    2,110,000    2,189,568
San Diego Community College District COP, Series 1991, MBIA Insured, 6.50%, 12/01/12 ....................    2,000,000    2,086,340
San Diego IDR, San Diego Gas and Electric, Custodial Receipts, Series A, AMBAC Insured, 6.40%, 9/01/18 ..    1,650,000    1,732,253

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
San Diego Mortgage Revenue, University Canyon North, Refunding, Series A, MBIA Insured,
  5.125%, 7/01/03 ..................................................................................    $   105,000    $   106,876
San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
  5.25%, 5/15/27 ...................................................................................      2,950,000      2,977,642
San Francisco BART District Sales Tax Revenue, FGIC Insured,
   5.50%, 7/01/26 ..................................................................................      6,500,000      6,718,400
   5.50%, 7/01/34 ..................................................................................     12,000,000     12,384,960
   Pre-Refunded, 6.60%, 7/01/12 ....................................................................      2,580,000      2,666,791
San Francisco City and County Airport Commission International Airport Revenue,
   Issue 5, Second Series, FGIC Insured, 6.50%, 5/01/24 ............................................      6,900,000      7,398,111
   Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ...........................................      3,500,000      3,688,265
   Issue 9B, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/25 .............................      6,400,000      6,967,872
   Issue 11, Second Series, FGIC Insured, 6.00%, 5/01/11 ...........................................      2,105,000      2,243,341
   Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ...........................................     10,000,000      9,533,700
San Francisco City and County Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/11 .............      2,000,000      2,105,580
San Gabriel USD, COP, Facilities Development Program, Series A, FSA Insured, 6.00%, 9/01/15 ........      1,000,000      1,084,320
San Jacinto USD, COP, Refunding Project, AMBAC Insured, Pre-Refunded, 6.50%, 10/01/23 ..............      3,000,000      3,191,220
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..............................................     18,075,000     18,363,116
   Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...............................................     11,860,000     11,945,511
   Senior lien, MBIA Insured, 5.00%, 1/01/33 .......................................................     10,035,000      9,846,442
San Jose Financing Authority Revenue, Convention Project, Series C, FSA Insured, 6.40%, 9/01/17 ....      8,740,000      9,041,792
San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ...................      3,500,000      3,680,250
San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29 ...............      5,000,000      5,388,250
San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area-3-A,
  MBIA Insured,
   5.75%, 10/01/29 .................................................................................      5,340,000      5,478,893
   5.80%, 10/01/30 .................................................................................      7,800,000      8,071,674
San Ramon COP,
   Capital Improvement Project, Refunding, AMBAC Insured, 7.05%, 3/01/21 ...........................     12,070,000     12,368,974
   Central Park Expansion Project, FSA Insured, Pre-Refunded, 7.20%, 2/01/25 .......................      5,110,000      5,756,466
Sanger PFAR, Utility System Financing, Series A, AMBAC Insured, 5.70%, 1/01/22 .....................      5,935,000      6,188,246
Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured, 6.125%, 6/01/16 .....      3,250,000      3,433,625
Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 .........................      1,000,000      1,049,230
Santa Barbara COP,
   Municipal Improvement Program, Refunding, AMBAC Insured, 6.15%, 8/01/17 .........................      3,575,000      3,730,227
   Water Systems Improvement Project, Refunding, AMBAC Insured, 6.70%, 4/01/27 .....................      6,500,000      6,816,680
Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
  5.00%, 11/15/22 ..................................................................................      3,950,000      3,913,463
Santa Clara Electric Revenue, Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 .................      1,350,000      1,394,753
Santa Clara RDA, Tax Allocation, Bayshore North Project, 7.50%, 6/01/08 ............................        570,000        578,419
Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC Insured, 6.20%, 9/01/19 .......        475,000        504,911
Santa Fe Springs PFA, Water Revenue, Series A, MBIA Insured, 5.90%,
   5/01/21 .........................................................................................        900,000        962,145
   5/01/26 .........................................................................................      1,190,000      1,269,266
Santa Fe Springs RDA, Consolidated, Tax Allocation, Series A, MBIA Insured, 6.40%, 9/01/22 .........      4,255,000      4,449,666
Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding, Series B,
  MBIA Insured, 5.75%, 8/01/20 .....................................................................     23,000,000     24,206,120
Santa Monica Community College District, Series B, AMBAC Insured, 5.75%, 7/01/20 ...................      1,495,000      1,584,670
Santa Rosa High School District,
   FGIC Insured, 5.90%, 5/01/16 ....................................................................      1,000,000      1,062,520
   Refunding, FSA Insured, 5.75%, 5/01/18 ..........................................................      1,050,000      1,102,490

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement, AMBAC Insured,
    6.00%, 7/02/15 ..................................................................................    $ 2,000,000    $ 2,321,540
 Selma PFAR, Series A, MBIA Insured, 5.80%,
    9/15/11 .........................................................................................        145,000        145,519
    9/15/12 .........................................................................................        125,000        125,460
 Sonoma CDA, Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ...................      3,455,000      3,638,841
 Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 .................................................      2,400,000      2,585,928
 South Gate PFAR, Tax Allocation, South Gate Redevelopment Project No. 1, AMBAC Insured,
    5.875%, 9/01/24 .................................................................................      2,500,000      2,601,300
 South Orange County PFA, Special Tax Revenue, senior lien, Refunding, Series A, MBIA Insured,
    6.20%, 9/01/13 ..................................................................................     13,500,000     14,430,960
    6.00%, 9/01/18 ..................................................................................      3,250,000      3,418,318
 South San Francisco COP, 5.00%, 4/01/29 ............................................................      2,000,000      1,906,840
 Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ..............................      2,000,000      2,099,800
 Stockton COP, Wastewater System Project, Refunding, AMBAC Insured, 5.75%, 9/01/23 ..................      6,500,000      6,696,105
 Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B, FSA Insured,
    5.90%, 7/01/12 ..................................................................................      3,745,000      4,091,188
 Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured, 5.00%, 9/01/23 .      6,500,000      6,430,060
 Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding, MBIA Insured,
    5.625%, 10/01/13 ................................................................................      4,260,000      4,468,697
 Sulfur Springs USD, COP, Series 1991, AMBAC Insured, Pre-Refunded, 7.20%, 2/01/21 ..................        800,000        815,752
 Sunnyvale RDA, Tax Allocation, Central Core Project, Refunding, AMBAC Insured, 6.50%, 10/01/22 .....      2,785,000      2,845,992
 Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ......................................................      3,000,000      3,148,800
 Tahoe-Truckee Joint USD,
    Series A, FGIC Insured, Pre-Refunded, 6.00%, 9/01/17 ............................................      5,000,000      5,359,250
    Series B, FGIC Insured, 5.95%, 9/01/20 ..........................................................      3,620,000      3,905,437
 Tahoe Truckee USD, GO, ID No. 2, Series A, FGIC Insured, 5.75%, 8/01/20 ............................      4,340,000      4,684,336
 Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 ........................      2,000,000      2,226,760
 Thousand Oaks RDA, Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding, MBIA Insured,
    5.375%, 12/01/25 ................................................................................      2,390,000      2,427,738
 Tri-City Hospital District Revenue,
    MBIA Insured, 6.00%, 2/01/22 ....................................................................      2,350,000      2,373,688
    Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ..............................................      2,750,000      2,868,388
 Truckee PFA Lease Revenue, Series A, AMBAC, 6.00%, 11/01/30 ........................................      1,990,000      2,276,222
 Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus Foundation,
    MBIA Insured, 5.875%, 6/01/22 ...................................................................      2,000,000      2,135,160
 Turlock PFA, Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ...........................................      6,855,000      7,078,061
 Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured, 5.75%,
    10/01/22 ........................................................................................      6,200,000      6,428,035
    10/01/32 ........................................................................................     14,100,000     15,052,172
 University of California Revenues, Multi Purpose Projects, Series H, FGIC Insured, 5.50%, 9/01/28 ..      2,500,000      2,576,174
 University Revenues, Multi Purpose, Series K, 5.00%, 9/01/23 .......................................      3,160,000      3,125,997
 Upland COP,
    Police Building Project, Refunding, AMBAC Insured, 6.60%, 8/01/16 ...............................      3,985,000      4,224,537
    Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 ..................................      2,385,000      2,528,361
 Vacaville PFA, Tax Allocation Revenue, Vacaville Redevelopment Projects, MBIA Insured,
    6.35%, 9/01/22 ..................................................................................      1,355,000      1,385,934
 Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%, 5/01/26 ......     12,500,000     13,318,124

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Walnut Valley Water District COP, Badillo Grand Transmission Project, FGIC Insured, Pre-Refunded,
  6.125%, 2/01/18 .................................................................................    $   2,200,000  $    2,247,805
 Washington Township Hospital District Revenue, Health Care District Revenue,
    5.00%, 7/01/18 ................................................................................        2,000,000       1,888,559
    5.125%, 7/01/23 ...............................................................................          450,000         426,149
 Waugh School District Special Tax GO, Corona/Ely CFD No. 1, AMBAC Insured, 5.80%, 9/01/26 ........        5,640,000       5,957,757
 West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A, AMBAC Insured,
  5.50%, 8/01/17 ..................................................................................        3,370,000       3,526,199
 West Sacramento Financing Authority Revenue, MBIA Insured, Pre-Refunded, 6.25%, 9/01/16 ..........        4,185,000       4,589,689
 West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project, MBIA Insured,
  Pre-Refunded, 6.25%, 9/01/21 ....................................................................        3,340,000       3,459,905
 William S. Hart Joint School Financing Authority Special Tax Revenue, Community Facilities,
  Refunding, FSA Insured, 6.60%, 9/01/18 ..........................................................        1,285,000       1,431,283
 William S. Hart USD, COP, School Project, MBIA Insured, 6.00%, 9/01/30 ...........................        7,015,000       7,724,496
 Windsor Joint Powers Financing Authority Wastewater Revenue, Refunding, Series A, AMBAC Insured,
  6.125%, 12/15/12 ................................................................................          750,000         820,469
 Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue, Sweetwater,
  Series A, MBIA Insured, 5.70%, 9/01/19 ..........................................................        4,000,000       4,209,119
                                                                                                                      --------------
 TOTAL BONDS ......................................................................................                    1,625,707,807
                                                                                                                      --------------
 ZERO COUPON BONDS 2.5%
 California HFR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 ..................................        5,000,000       2,995,650
 Corona-Norco USD, Series B, FSA Insured,
    9/01/23 .......................................................................................        2,320,000         690,618
    9/01/24 .......................................................................................        2,620,000         737,609
    3/01/25 .......................................................................................        1,400,000         382,816
 Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
  MBIA Insured,
    1/15/17 .......................................................................................       20,000,000       8,436,000
    1/15/18 .......................................................................................       25,000,000       9,889,250
    1/15/19 .......................................................................................        5,970,000       2,218,571
 Newark USD GO, Capital Appreciation,
    Series B, FGIC Insured, 8/01/24 ...............................................................        9,905,000       2,519,238
    Series C, FSA Insured, 8/01/22 ................................................................        2,165,000         642,789
    Series C, FSA Insured, 8/01/23 ................................................................        2,465,000         684,752
    Series C, FSA Insured, 8/01/24 ................................................................        2,560,000         669,645
    Series C, FSA Insured, 8/01/25 ................................................................        2,705,000         666,269
 San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 .................................       28,405,000       8,118,717
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
  Refunding, Series A, MBIA Insured, 1/15/26 ......................................................        7,675,000       2,027,275
 Southern Kern USD, COP, Convertible Capital Appreciation Building Program, Series B,
  FSA Insured, 9/01/26 ............................................................................        2,250,000       1,718,303
 Union Elementary School District GO, Capital Appreciation, Series A, FGIC Insured, 9/01/24 .......        2,000,000         563,060
                                                                                                                      --------------
 TOTAL ZERO COUPON BONDS ..........................................................................                       42,960,562
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,568,774,502) ................................................                    1,668,668,369
                                                                                                                      --------------

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)


                                                                                                         PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .7%
    California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series E, Daily VRDN & Put,
     5.85%, 11/01/26 .................................................................................  $   900,000   $      900,000
    Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 3.75%, 8/01/16 .    1,100,000        1,100,000
    Irvine Ranch Water District GO,
     No. 105, 140, 240 and 250, Daily VRDN and Put, 3.75%, 1/01/21 ...................................    3,600,000        3,600,000
      Refunding, Series B, Daily VRDN and Put, 3.70%, 8/01/09 ........................................    1,700,000        1,700,000
    Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
     Daily VRDN and Put, 3.70%, 7/01/35 ..............................................................      100,000          100,000
    Orange County Improvement Bond, AD No. 88-1, Daily VRDN and Put, 3.75%, 9/02/18 ..................    1,000,000        1,000,000
    Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put, 3.70%, 8/01/30 ..      300,000          300,000
    Riverside County IDAR, Merrick Engineering Inc., Weekly VRDN and Put, 4.25%, 3/01/27 .............    2,030,000        2,030,000
    Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN and Put,
     3.90%, 12/01/30 .................................................................................      800,000          800,000
    Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater Treatment,
     Daily VRDN and Put, 3.70%, 4/01/28 ..............................................................      100,000          100,000
                                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $11,630,000) ..................................................                    11,630,000
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $1,580,404,502) 98.6% ....................................................                 1,680,298,369
    OTHER ASSETS, LESS LIABILITIES 1.4% ..............................................................                    24,138,170
                                                                                                                      --------------
    NET ASSETS 100.0% ................................................................................                $1,704,436,539
                                                                                                                      ==============

See glossary of terms on page 49.

(a) Variable rate demand notes (VRNDs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                        YEAR ENDED JUNE 30,
                                                  DECEMBER 31, 2000  ---------------------------------------------------------------
                                                     (UNAUDITED)       2000         1999          1998         1997          1996
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
 Net asset value, beginning of period ..........  $   10.92          $   11.02    $   11.24    $   10.93    $   10.67     $   10.38
                                                  ----------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income(a) .....................        .26                .52          .51          .53          .53           .53
  Net realized and unrealized gains (losses) ...        .32               (.10)        (.21)         .31          .26           .29
                                                  ----------------------------------------------------------------------------------
 Total from investment operations ..............        .58                .42          .30          .84          .79           .82
 Less distributions from net investment income..       (.26)              (.52)        (.52)        (.53)        (.53)         (.53)
                                                  ----------------------------------------------------------------------------------
 Net asset value, end of period ................  $   11.24          $   10.92    $   11.02    $   11.24    $   10.93     $   10.67
                                                  ==================================================================================
 Total return(b) ...............................       5.33%              3.95%        2.63%        7.76%        7.58%         7.96%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's) .............  $ 213,304          $ 186,880    $ 192,547    $ 155,664    $ 117,666     $ 101,199
 Ratios to average net assets:
  Expenses .....................................        .60%(c)            .60%         .60%         .52%         .47%          .45%
  Expenses excluding waiver and payments
   by affiliate ................................        .74%(c)            .74%         .75%         .78%         .80%          .81%
  Net investment income ........................       4.64%(c)           4.79%        4.50%        4.76%        4.96%         4.99%
 Portfolio turnover rate .......................       3.64%             10.29%        5.48%        9.58%        6.29%        10.13%

(a)  Based on average shares outstanding effective year ended June 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.7%
 BONDS 93.8%
 ABAG Finance Authority for Nonprofit Corps. COP,
    5.75%, 8/01/03 ..................................................................................    $  445,000    $  457,278
    Easter Seal Society for the Redwood Coast, Insured, 5.50%, 6/01/03 ..............................       225,000       232,040
    Partner North County Health Project, 5.50%, 3/01/06 .............................................       900,000       947,304
    Rhoda Haas Goldman Plaza, Insured, 5.125%, 5/15/15 ..............................................     3,000,000     3,020,880
 ABAG Finance Corp. COP, ABAG XXVI,
    Refunding, Series A, 5.90%, 6/01/02 .............................................................        65,000        66,112
    Series B, 6.40%, 10/01/03 .......................................................................       100,000       105,183
 ABAG Revenue, Refunding, Series A-E,
    5.00%, 9/15/06 ..................................................................................       610,000       622,548
    5.05%, 9/15/07 ..................................................................................       620,000       632,685
    5.40%, 9/15/14 ..................................................................................     2,455,000     2,504,395
 ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured,
    5.00%, 10/01/10 .................................................................................     3,035,000     3,224,779
 Alameda County COP, Series 1994,
    5.70%, 4/01/02 ..................................................................................       395,000       402,355
    5.80%, 4/01/03 ..................................................................................       420,000       434,020
    5.90%, 4/01/04 ..................................................................................       440,000       461,327
 Antioch PFA, Reassessment Revenue, sub. lien, Series B,
    5.00%, 9/02/03 ..................................................................................     1,880,000     1,897,108
    5.20%, 9/02/05 ..................................................................................     2,070,000     2,101,485
    5.40%, 9/02/07 ..................................................................................     1,155,000     1,176,887
 Auburn COP, Civic Center Project, Refunding,
    5.45%, 9/01/01 ..................................................................................        70,000        70,636
    5.60%, 9/01/02 ..................................................................................        75,000        76,637
    5.70%, 9/01/03 ..................................................................................        80,000        82,739
    5.75%, 9/01/04 ..................................................................................        80,000        83,525
 Bakersfield Central District Revenue RDA, Tax Allocation, Downtown Bakersfield
  Redevelopment, ETM,
    6.00%, 4/01/01 ..................................................................................       295,000       296,549
    6.10%, 4/01/02 ..................................................................................       310,000       318,165
    6.20%, 4/01/03 ..................................................................................       330,000       345,754
 Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP 94-1,
    5.30%, 9/02/08 ..................................................................................       990,000       992,396
    5.35%, 9/02/09 ..................................................................................       765,000       764,419
    5.40%, 9/02/10 ..................................................................................       990,000       989,188
    5.45%, 9/02/11 ..................................................................................       995,000       990,950
    5.50%, 9/02/12 ..................................................................................       990,000       981,526
 California Educational Facilities Authority Revenue,
    Pooled College and University Financing, Refunding, Series B, 5.80%, 6/01/02 ....................     1,000,000     1,020,650
    Pooled College and University Financing, Refunding, Series B, 5.90%, 6/01/03 ....................     1,105,000     1,143,200
    Pooled College and University Projects, Series B, 6.125%, 4/01/13 ...............................     1,000,000     1,082,700
 California Health Facilities Financing Authority Revenue, MBIA Insured,
    San Diego Hospital Association, Series B, 5.60%, 8/01/03 ........................................       100,000       103,949
    Sutter Health, Refunding, Series A, 5.875%, 8/15/16 .............................................     3,750,000     4,047,900
 California HFA, SFM Purchase, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 ..................     1,920,000     2,050,368
 California State Department of Water Resources Central Valley Project Revenue, Water System,
  Refunding, Series S,
    5.00%, 12/01/29 .................................................................................     4,000,000     4,007,600

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California State GO,
    5.25%, 6/01/16 ..................................................................................    $2,000,000    $2,065,520
    Refunding, 5.00%, 12/01/05 ......................................................................     7,000,000     7,308,910
    Veterans, Series B, 5.00%, 12/01/12 .............................................................     2,000,000     2,009,560
    Veterans, Series B, 5.25%, 12/01/15 .............................................................     1,000,000     1,009,940
 California State Public Works Board Lease Revenue,
    Department of Corrections, Coalinga State Prison, Series B, MBIA Insured,
    5.50%, 12/01/08 .................................................................................     1,000,000     1,055,750
    Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ..........................     1,325,000     1,310,173
    Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 .........................     1,555,000     1,680,364
 California Statewide CDA, COP, California Lutheran Homes, ETM, 5.375%, 11/15/06 ....................     1,000,000     1,078,230
 California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital,
  Refunding, Series B,  6.40%, 12/01/05 .............................................................       450,000       469,076
 California Statewide Communities Development Corp. COP, Pacific Homes, Series A,
  Pre-Refunded, 5.50%, 4/01/04 ......................................................................       585,000       616,245
 Campbell COP, Civic Center Project, Refunding, 5.60%, 10/01/03 .....................................       350,000       363,276
 Carson RDA, Project Area No. 1, Refunding, 6.10%, 10/01/02 .........................................       200,000       206,234
 Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice
  General Project, Refunding, MBIA Insured, 5.00%, 7/01/17 ..........................................     2,000,000     2,022,600
 Chaffey Community College District COP, 5.10%, 9/01/13 .............................................     1,860,000     1,917,102
 Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 3/01/03 ........................       100,000       104,243
 Clovis MFR, Refunding, FNMA Insured, 5.10%, 11/01/30 ...............................................     4,105,000     4,193,832
 Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
    5.10%, 9/02/03 ..................................................................................       525,000       530,423
    5.20%, 9/02/04 ..................................................................................     1,075,000     1,091,727
    5.40%, 9/02/06 ..................................................................................       630,000       639,444
 Colma 1915 Act, Local ID No. 1, Refunding,
    5.00%, 9/02/01 ..................................................................................       465,000       466,981
    5.10%, 9/02/02 ..................................................................................       485,000       488,574
    5.20%, 9/02/03 ..................................................................................       515,000       520,953
    5.30%, 9/02/04 ..................................................................................       545,000       553,987
    5.40%, 9/02/05 ..................................................................................       570,000       579,382
 Commerce Joint Powers Financing Authority Water Facilities Lease Revenue, Refunding, Series A,
    5.50%, 10/01/02 .................................................................................       340,000       347,211
    5.625%, 10/01/03 ................................................................................       360,000       371,999
    5.75%, 10/01/04 .................................................................................       470,000       491,305
 Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
    5.00%, 9/01/08 ..................................................................................     4,340,000     4,450,713
    5.50%, 9/01/15 ..................................................................................     1,180,000     1,201,865
 Compton Sewer Revenue, ETM,
    5.80%, 7/01/01 ..................................................................................       140,000       141,350
    5.90%, 7/01/02 ..................................................................................       150,000       154,307
    6.00%, 7/01/03 ..................................................................................       155,000       162,469
 Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding, Sub Series A,
    5.50%, 7/01/02 ..................................................................................       625,000       636,444
    5.625%, 7/01/03 .................................................................................       655,000       674,984
 Contra Costa County MFHR, Byron Park Project, Series C, GNMA Secured, 6.00%, 7/20/03 ...............       330,000       340,487

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Danville Financing Authority Revenue, Sycamore Valley, Reassessment District No. 93-2,
    5.40%, 9/02/01 ..................................................................................    $  285,000    $  287,135
    5.60%, 9/02/02 ..................................................................................       450,000       458,748
    5.70%, 9/02/03 ..................................................................................       215,000       221,280
    5.80%, 9/02/04 ..................................................................................       880,000       907,799
 Dinuba RDA, Tax Allocation,
    Merged City, Refunding, Series A, 6.10%, 12/01/04 ...............................................     1,500,000     1,548,180
    Subordinated notes, Merged City Redevelopment Project, sub. lien, Pre-Refunded, 5.20%, 4/01/03 ..     2,500,000     2,520,775
 Duarte RDA, Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%, 10/01/16 .........     4,930,000     4,965,348
 Eden Township Hospital District Health Facilities Revenue COP, Eden Hospital Health
  Services Corp., Refunding, 5.75%, 7/01/12 .........................................................     1,195,000     1,245,274
 Foster City PFAR, Community Development Project, Series A, 5.60%, 9/01/03 ..........................     1,150,000     1,189,445
 Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.20%, 9/02/03 ..     1,000,000     1,022,230
 Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement Project,
    5.00%, 4/01/12 ..................................................................................     2,390,000     2,418,489
 Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%, 9/01/12 ........     1,955,000     2,010,718
 Garden Grove GO, CDA, Tax Allocation, Garden Grove Community Project, Refunding, 5.40%, 10/01/04 ...     1,425,000     1,464,658
 Glendale Parking Facilities Joint Powers Authority Revenue, Series A, 5.30%, 3/01/03 ...............       125,000       127,130
 Goleta Water District Revenue COP, Goleta Reclamation Project, Refunding, FGIC Insured,
    5.50%, 12/01/08 .................................................................................       750,000       791,813
 Hayward RDA, Tax Allocation, Downtown Hayward Redevelopment Project, Refunding, 5.70%, 3/01/14 .....     1,500,000     1,557,465
 Health Facilities Authority Revenue, Kaiser Permanente Medical, 5.45%, 10/01/13 ....................     1,000,000     1,007,750
 Hesperia PFAR, Series A, 5.80%, 10/01/03 ...........................................................     2,555,000     2,651,579
 Hi Desert Memorial Health Care District Revenue, Refunding,
    5.10%, 10/01/06 .................................................................................       615,000       577,583
    5.125%, 10/01/07 ................................................................................       650,000       598,767
 Hollister RDA, Tax Allocation, Community Development Project, Series 1994,
    5.35%, 10/01/03 .................................................................................       525,000       540,446
    5.45%, 10/01/04 .................................................................................       550,000       567,518
    5.55%, 10/01/05 .................................................................................       585,000       603,621
 Imperial COP,
    Wastewater System Refining Program, Refunding, Series B, 5.40%, 10/15/06 ........................       860,000       882,652
    Water System Refining Program, Refunding, Series A, 5.40%, 10/15/06 .............................     1,220,000     1,252,135
 Imperial County Local Transportation Authority Sales Tax Revenue, Series 1993, 5.50%,
    5/01/04 .........................................................................................       490,000       501,275
    5/01/05 .........................................................................................       515,000       526,443
 Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project,
    Series B, FSA Insured, 6.25%, 8/01/11 ...........................................................     1,000,000     1,124,850
 La Palma Community Development Commission Tax Allocation, La Palma Community Development Project
 No. 1, Refunding,
    5.40%, 6/01/01 ..................................................................................       130,000       130,625
    5.50%, 6/01/02 ..................................................................................       135,000       137,333
    5.60%, 6/01/03 ..................................................................................       145,000       149,230
    5.70%, 6/01/04 ..................................................................................       150,000       155,492
    5.80%, 6/01/05 ..................................................................................       160,000       165,962
 La Quinta RDA, Tax Allocation, Redevelopment Project Areas No. 1 and 2, MBIA Insured,
    5.40%, 9/01/07 ..................................................................................       560,000       598,590
 Lake Elsinore PFA, Tax Allocation Revenue,
    Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 .....................     1,500,000     1,571,610
    Series A, 5.00%, 9/01/09 ........................................................................     2,470,000     2,530,886

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ........................    $1,000,000    $1,065,500
 Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ....................     2,000,000     2,085,840
 Lancaster RDA, Tax Allocation,
    Central Business District Redevelopment, Refunding, 5.375%, 8/01/01 .............................        40,000        40,290
    Central Business District Redevelopment, Refunding, 5.50%, 8/01/02 ..............................        40,000        40,649
    Central Business District Redevelopment, Refunding, 5.60%, 8/01/03 ..............................        45,000        46,233
    Central Business District Redevelopment, Refunding, 5.70%, 8/01/04 ..............................        45,000        46,594
    Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 ..............................        50,000        51,732
    Fox Field Redevelopment Project Area, Refunding, 5.375%, 8/01/01 ................................        60,000        60,435
    Fox Field Redevelopment Project Area, Refunding, 5.50%, 8/01/02 .................................        65,000        66,054
    Fox Field Redevelopment Project Area, Refunding, 5.60%, 8/01/03 .................................        65,000        66,781
    Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/04 .................................        70,000        72,479
    Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 .................................        75,000        77,598
 Lemon Grove CDA, Tax Allocation, 1998 Refunding,
    5.00%, 8/01/06 ..................................................................................       885,000       904,382
    5.10%, 8/01/07 ..................................................................................       205,000       210,752
    5.20%, 8/01/08 ..................................................................................       215,000       222,332
 Lemon Grove MFHR, Hillside Terrace Apartments, Refunding, 5.375%, 1/01/19 ..........................       945,000       949,971
 Los Angeles County Transport Commission COP, Series B, 6.00%, 7/01/01 ..............................       200,000       202,240
 Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 .....................................       565,000       602,957
 Madera COP, Madera Community Hospital, Refunding, 5.10%, 3/01/03 ...................................       515,000       524,229
 Mammoth Lakes COP, Refunding,
    5.70%, 6/01/10 ..................................................................................       850,000       874,591
    5.75%, 6/01/11 ..................................................................................       250,000       257,723
 Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03 .........................       540,000       565,623
 Mid-Peninsula Regional Open Space District COP, Special District Association Finance Corp.,
    Series 1993, 5.20%, 9/01/03 .....................................................................       530,000       543,038
 Mojave GO, Water Agency, ID M, Morongo Basin, ETM, 6.20%, 9/01/01 ..................................       100,000       101,605
 Mt. Diablo Hospital District Revenue, Series A, AMBAC Insured, ETM, 5.10%, 12/01/03 ................       100,000       103,405
 Murrieta COP, Road Improvement Project, 6.00%,
    4/01/07 .........................................................................................       235,000       251,998
    4/01/08 .........................................................................................       245,000       263,941
 New Haven USD, COP, Refunding, 5.30%, 7/01/01 ......................................................       500,000       503,785
 Newark USD COP, 5.75%, 9/01/02 .....................................................................       300,000       303,189
 North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
    FSA Insured, 5.625%, 9/01/08 ....................................................................       500,000       546,075
 Ontario Redevelopment Financing Authority Local Agency Revenue, Community Facility, AD No.1,
    senior lien, Series A, FSA Insured, 5.60%, 9/02/03 ..............................................       870,000       907,662
 Orange County CFD, No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
    5.375%, 8/15/12 .................................................................................     1,500,000     1,507,605
 Orange County Development Agency Tax Allocation, Santa Ana Heights Area Project, Refunding,
    5.90%, 9/01/04 ..................................................................................       800,000       840,640
 Orange County Local Transportation Authority Sales Tax Revenue, First Senior Measure M,
    6.00%, 2/15/06 ..................................................................................       500,000       545,810
 Orange County MFHR, Villa Santiago Rehabilitation Project, FNMA Insured, 5.60%, 10/01/27 ...........       500,000       518,675
 Orange County Recovery COP, Series A, MBIA Insured, 6.00%, 7/01/08 .................................     1,500,000     1,677,105
 Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured, 5.125%, 12/01/12 ...........     1,435,000     1,473,114
 Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
    6.375%, 8/01/11 .................................................................................       855,000       924,093
 Paramount RDA, Tax Allocation, Redevelopment Project Area No. 1, Refunding, 6.05%, 8/01/05 .........     1,515,000     1,624,535
 Paso Robles Union School District COP, 5.75%, 8/01/03 ..............................................     1,635,000     1,701,446
 Pleasant Hill RDA, RMR, Pre-Refunded, 5.40%, 2/01/05 ...............................................       585,000       611,688

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Pomona RDA, Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
    5.35%, 12/01/16 .................................................................................    $1,000,000    $1,023,680
 Poway RDA, Tax Allocation, Paguay Redevelopment Project, sub. notes, 4.75%, 12/15/03 ...............     1,950,000     1,952,730
 Puerto Rico Commonwealth Public Improvement GO, FSA Insured, 5.25%, 7/01/16 ........................     2,500,000     2,675,750
 Rialto RDA, Tax Allocation, Industrial Redevelopment, Sub Areas A and B, Series A, ETM,
    5.40%, 9/01/02 ..................................................................................       270,000       276,429
    5.50%, 9/01/03 ..................................................................................       280,000       290,833
 Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects, Refunding,
    Series B, 5.35%, 5/15/13 ........................................................................     2,000,000     2,120,740
 Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
  Series A,
    5.90%, 6/01/02 ..................................................................................       200,000       203,306
    6.00%, 6/01/04 ..................................................................................       200,000       207,326
 Riverside County Housing Authority MFHR, Brandon Place Apartments, Series B, FNMA Insured,
    5.625%, 7/01/29 .................................................................................       995,000     1,064,580
 Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 .........................................     1,000,000     1,025,150
 San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 .............     2,000,000     2,113,720
 San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding, MBIA Insured,
 6.00%, 9/01/03 .....................................................................................        65,000        67,068
 San Clemente 1915 Act, AD No. 8, Refunding,
    5.00%, 9/02/02 ..................................................................................       415,000       419,055
    5.10%, 9/02/03 ..................................................................................       435,000       441,669
    5.20%, 9/02/04 ..................................................................................       460,000       468,708
 San Diego Mortgage Revenue, Mariners Cove, Refunding, Series B-1, 5.125%, 9/01/03 ..................       195,000       200,222
 San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding,
    6.60%, 12/01/02 .................................................................................       100,000       102,306
 San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
    Series A, 5.00%, 11/01/17 .......................................................................     1,000,000     1,006,370
 San Francisco City and County RDA,
    Hotel Tax Revenue, FSA Insured, 5.80%, 7/01/01 ..................................................       300,000       303,216
    Hotel Tax Revenue, FSA Insured, 5.90%, 7/01/02 ..................................................       245,000       252,321
    Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 ............................         5,000         5,022
 San Francisco City and County, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 ...................     3,650,000     3,816,148
 San Gorgonio Memorial Health Care District Health Facility Revenue, Pre-Refunded,
    6.375%, 6/01/08 .................................................................................       750,000       808,673
 San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 ..............................       400,000       419,476
 San Jose Financing Authority Revenue, Convention Center Project, Refunding, Series C,
    5.75%, 9/01/03 ..................................................................................       300,000       309,564
 San Juan USD, COP, Gold River Elementary School Project, 5.65%, 4/01/03 ............................       600,000       602,328
 San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area-3-A,
  MBIA Insured,
    4.40%, 10/01/03 .................................................................................       405,000       410,512
    4.50%, 10/01/04 .................................................................................       495,000       504,875
    4.70%, 10/01/05 .................................................................................       595,000       608,054
    5.10%, 10/01/09 .................................................................................       515,000       529,662
    5.30%, 10/01/11 .................................................................................       350,000       360,997
 San Ramon COP, Capital Improvements Project,
    5.20%, 3/01/01 ..................................................................................        85,000        85,184
    5.30%, 3/01/02 ..................................................................................        90,000        91,184
    5.40%, 3/01/03 ..................................................................................        95,000        97,304
    5.50%, 3/01/04 ..................................................................................       100,000       103,712
    5.60%, 3/01/05 ..................................................................................       105,000       109,739
 Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project, 6.00%, 3/01/03 ..............       985,000     1,015,821
 Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ...............     1,720,000     1,706,034
 Santa Monica Parking Authority Lease Revenue, Refunding, 6.00%, 7/01/03 ............................       100,000       104,947

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Sebastopol COP,
        5.70%, 6/01/05 ..............................................................................   $  240,000      $  252,074
        Refunding, Series 1994, 5.50%, 6/01/03 ......................................................      200,000         205,334
        Refunding, Series 1994, 5.60%, 6/01/04 ......................................................      215,000         222,867
Selma PFAR, Series A, MBIA Insured,
        5.25%, 9/15/02 ..............................................................................      100,000         100,268
        5.50%, 9/15/04 ..............................................................................      115,000         115,317
        5.60%, 9/15/05 ..............................................................................      120,000         120,403
        5.65%, 9/15/06 ..............................................................................      125,000         125,424
        5.70%, 9/15/07 ..............................................................................      135,000         135,471
        5.70%, 9/15/08 ..............................................................................      140,000         140,461
        5.75%, 9/15/09 ..............................................................................      150,000         150,539
        5.75%, 9/15/10 ..............................................................................      155,000         155,460
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
 Project, Series A, 5.50%, 1/01/06 ..................................................................    1,500,000       1,573,215
Solana Beach COP, City Hall Project, 5.80%, 10/01/02 ................................................       50,000          51,522
South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
        5.35%, 10/01/07 .............................................................................      995,000       1,070,580
        5.45%, 10/01/08 .............................................................................    1,040,000       1,132,258
South Gate PFAR, Tax Allocation, Redevelopment Project No. 1, Refunding, 6.10%, 9/01/03 .............      975,000         984,887
South San Francisco Capital Improvements Financing Authority Revenue, South San Francisco
 Conference Center, Refunding,
        5.70%, 9/01/02 ..............................................................................      195,000         199,407
        5.80%, 9/01/03 ..............................................................................      205,000         212,269
        5.90%, 9/01/04 ..............................................................................      215,000         225,922
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 5.80%,
 9/01/01 ............................................................................................      100,000         101,132
Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding, Series A,
 5.35%, 12/01/09 ....................................................................................      385,000         380,422
Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
 FSA Insured, 5.75%, 7/01/11 ........................................................................    1,295,000       1,427,789
Sunline Transport Agency COP, Transport Finance Corp., Series B,
        5.50%, 7/01/03 ..............................................................................      450,000         464,562
        5.75%, 7/01/06 ..............................................................................      445,000         468,638
Tahoe City PUD, COP, Capital Facilities Project, Series B,
        6.05%, 6/01/01 ..............................................................................      290,000         292,149
        6.15%, 6/01/02 ..............................................................................      835,000         855,625
        6.30%, 6/01/04 ..............................................................................      545,000         574,245
Tehachapi Cummings County Water District Revenue COP, Capital Improvement Project, MBIA
 Insured, Pre-Refunded,
        5.50%, 8/01/04 ..............................................................................      280,000         292,480
        5.60%, 8/01/05 ..............................................................................      300,000         313,824
        5.75%, 8/01/06 ..............................................................................      320,000         335,472
Temecula RDAR, Tax Allocation, Temecula Redevelopment Project No. 1, Series A, 5.40%, 2/01/04 .......      600,000         612,420
Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 ..........................................      370,000         401,021
Travis USD, COP, Foxboro Elementary School Construction Project, ETM, 6.30%, 9/01/02 ................      200,000         207,622
Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
        5.80%, 4/01/01 ..............................................................................      340,000         341,101
        5.90%, 4/01/02 ..............................................................................      360,000         366,077
        6.00%, 4/01/03 ..............................................................................      380,000         391,749

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
f   FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Ventura USD, COP, Series A,
        5.90%, 4/01/04 ..........................................................................   $    305,000      $     312,246
        6.00%, 4/01/05 ..........................................................................        320,000            327,647
        6.10%, 4/01/06 ..........................................................................        340,000            348,258
        6.20%, 4/01/07 ..........................................................................        365,000            373,960
        6.30%, 4/01/08 ..........................................................................        385,000            394,532
        6.40%, 4/01/09 ..........................................................................        410,000            420,155
   Virgin Islands PFAR, senior lien, Refunding, Series A,
        5.30%, 10/01/11 .........................................................................      1,000,000          1,006,719
        5.40%, 10/01/12 .........................................................................      4,150,000          4,190,337
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
        5.00%, 7/01/03 ..........................................................................      2,760,000          2,774,103
        4.875%, 7/01/06 .........................................................................      2,000,000          1,993,799
        5.00%, 7/01/09 ..........................................................................      2,000,000          1,987,699
   Watsonville RDA, GO, Tax Allocation, Watsonville Redevelopment Project, Series 1993,
        6.00%, 8/01/02 ..........................................................................        510,000            510,596
        6.10%, 8/01/03 ..........................................................................        540,000            540,615
                                                                                                                      -------------
   TOTAL BONDS ..................................................................................                       200,071,212
                                                                                                                      -------------

   ZERO COUPON/STEP-UP BONDS .9%
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
     Refunding, Series A, 1/15/16 ...............................................................      3,000,000          1,970,730
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $195,913,982) ..............................................                       202,041,942
                                                                                                                      -------------

(a)SHORT TERM INVESTMENTS 4.2%
   Irvine 1915 Act,
        AD No. 87-8, Daily VRDN and Put, 3.70%, 9/02/24 .........................................      1,300,000          1,300,000
        AD No. 93-14, Daily VRDN and Put, 3.75%, 9/02/25 ........................................        200,000            200,000
        AD No. 94-15, Daily VRDN and Put, 3.70%, 9/02/20 ........................................      1,600,000          1,600,000
   Irvine Ranch Water District GO,
        ID No. 284, Series A, Daily VRDN and Put, 3.75%, 11/15/13 ...............................        800,000            800,000
        No. 105, 140, 240, and 250, Daily VRDN and Put, 3.75%, 1/01/21 ..........................        400,000            400,000
   Metropolitan Water District of Southern California Waterworks Revenue, Refunding,
        Series B-1, Daily VRDN and Put, 3.70%, 7/01/35 ..........................................      2,900,000          2,900,000
        Series B-3, Daily VRDN and Put, 3.75%, 7/01/35 ..........................................        300,000            300,000
   Orange County Sanitation District COP,
        Nos 1-3, 5-7, and 11, Refunding, AMBAC Insured, Daily VRDN and Put, 3.70%, 8/01/16 ......      1,000,000          1,000,000
        Refunding, Series B, Daily VRDN and Put, 3.70%, 8/01/30 .................................        400,000            400,000
                                                                                                                      -------------
   TOTAL SHORT TERM INVESTMENTS (COST $8,900,000) ...............................................                         8,900,000
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $204,813,982) 98.9% ..................................................                       210,941,942
   OTHER ASSETS, LESS LIABILITIES 1.1% ..........................................................                         2,361,571
                                                                                                                      -------------
   NET ASSETS 100.0% ............................................................................                     $ 213,303,513
                                                                                                                      =============

See glossary of terms on page 49.

(a) Variable rate demand notes (VRNDs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.                    43

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights


FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                      SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                                      DECEMBER 31, 2000   ---------------------------------------------------------
                                                         (UNAUDITED)          2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............           $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                      -----------------------------------------------------------------------------
Income from investment operations -
 net investment income ............................             .02            .03         .02         .03         .03         .03
Less distributions from net investment income .....            (.02)          (.03)       (.02)       (.03)       (.03)       (.03)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................           $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                      =============================================================================

Total return(a) ...................................           1.58%          2.64%       2.39%       2.85%       2.85%       2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................        $716,799       $696,803    $706,877    $656,725    $639,791    $597,819
Ratios to average net assets:
 Expenses .........................................            .56%(b)        .56%        .59%        .60%        .60%        .63%
 Net investment income ............................           3.14%(b)       2.61%       2.36%       2.82%       2.83%       2.83%

(a) Total return is not annualized for periods less than one year.
(b) Annualized.


44                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED)

                                                                                                          PRINCIPAL
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS 99.2%
(a)Anaheim COP,
        1993 Partnership Project, Refunding, AMBAC Insured, Weekly VRDN and Put, 4.00%, 8/01/19 ....   $  4,100,000    $  4,100,000
        Police Facilities Refinancing Project, AMBAC Insured, Weekly VRDN and Put, 4.00%, 8/01/08 ..      4,600,000       4,600,000
(a)Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A, Weekly VRDN and
    Put, 4.15%, 12/01/28 ...........................................................................      2,700,000       2,700,000
(a)Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put, 3.35%,
    12/01/10 .......................................................................................      2,242,000       2,242,000
   California Community College Financing Authority TRAN, Series A, 5.00%, 6/29/01 .................      7,000,000       7,025,305
   California Health Facilities Financing Authority Revenue,
     (a)Children's Hospital, MBIA Insured, Weekly VRDN and Put, 3.90%, 11/01/21 ....................      2,500,000       2,500,000
        Children's Hospital of Los Angeles, Series A, Pre-Refunded on 6/01/01, 7.125%, 6/01/21 .....      6,840,000       7,055,397
     (a)Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 4.25%, 10/01/10 ..........      4,000,000       4,000,000
     (a)Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 4.15%, 10/01/22 ...............      5,000,000       5,000,000
(a)California HFAR, MFHR, Series III-D, Weekly VRDN and Put, 4.40%, 8/01/33 ........................      6,500,000       6,500,000
(a)California Infrastructure and EDR, Independent Systems Operating Corp., Project B,
    Refunding, MBIA Insured, Weekly VRDN and Put, 4.25%, 4/01/08 ...................................     10,000,000      10,000,000
(a)California PCFA, Revenue,
        PCR, Monthly VRDN and Put, 4.70%, 9/01/13 ..................................................      4,700,000       4,700,000
        PCR, Shell Oil Co. Project, Refunding, Series B, Daily VRDN and Put, 3.70%, 10/01/11 .......      1,100,000       1,100,000
        Solid Waste Disposal Revenue, Shell Martinez Refining, Series A, Daily VRDN and Put,
          3.70%, 10/01/31 ..........................................................................      6,700,000       6,700,000
   California School Cash Reserve Program Authority Revenue, Series A, 5.25%, 7/03/01 ..............     42,500,000      42,702,271
(a)California School Facilities Financing Corp. COP, Capital Improvement Financing Projects,
        Refunding, Series C, Weekly VRDN and Put, 4.15%, 7/01/22 ...................................     11,560,000      11,560,000
        Series A, Weekly VRDN and Put, 4.15%, 7/01/22 ..............................................      1,950,000       1,950,000
(a)California State Economic Development Financing Authority Revenue, KQED Inc. Project,
    Refunding, Weekly VRDN and Put, 4.20%, 4/01/20 .................................................      1,750,000       1,750,000
(a)California Statewide CDA, COP, North California Retired Officers, Daily VRDN and Put,
    3.80%, 6/01/26 .................................................................................      6,500,000       6,500,000
(a)California Statewide CDA Revenue, COP, Sutter Health Obligated Group, AMBAC Insured, Daily
    VRDN and Put, 3.70%, 7/01/15 ...................................................................      1,300,000       1,300,000
   California Statewide Communities Development Corp. Revenue,
      (a)Industrial Development, American Kleaner Manufacturing Co., Series C, Weekly VRDN
          and Put, 5.00%, 12/01/19 .................................................................      2,550,000       2,550,000
      (a)Industrial Development, Karcher Property Project, Series C, Weekly VRDN and Put,
          5.00%, 12/01/19 ..........................................................................      1,700,000       1,700,000
          Tax and Revenue Anticipation Bonds, Series A, FSA Insured, 5.25%, 6/29/01 ................      9,000,000       9,041,927
(a)Carlsbad USD, COP, Variable School Facility Bridge Funding, FSA Insured, Weekly VRDN and Put,
    4.00%, 9/01/14 .................................................................................      3,100,000       3,100,000
(a)Chico MFMR, Webb Homes Project, Weekly VRDN and Put, 4.50%, 1/01/10 .............................      2,070,000       2,070,000
(a)Concord MFMR,
        Bel Air Apartments, Issue A, Weekly VRDN and Put, 4.20%, 12/01/16 ..........................        500,000         500,000
        Weekly VRDN and Put, 3.90%, 7/15/18 ........................................................      7,700,000       7,700,000
(a)Duarte RDA, Johnson Duarte Project, Weekly VRDN and Put, 4.05%, 12/01/14 ........................        900,000         900,000
(a)Dublin Housing Authority MFHR, Park Sierra Housing, Series A, Weekly VRDN and Put, 4.15%,
    6/01/28 ........................................................................................      1,100,000       1,100,000
(a)Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and
    Put, 3.90%, 7/01/29 ............................................................................     10,000,000      10,000,000
(a)Fresno MFHR, Heron Pointe Apartments, Series A, Weekly VRDN and Put, 4.05%, 6/01/07 .............      1,000,000       1,000,000
(a)Irvine 1915 Act,
        AD No. 87-8, Daily VRDN and Put, 3.70%, 9/02/24 ............................................      5,500,000       5,500,000
        AD No. 93-14, Daily VRDN and Put, 3.75%, 9/02/25 ...........................................      3,200,000       3,200,000
        AD No. 94-15, Daily VRDN and Put, 3.70%, 9/02/20 ...........................................      1,500,000       1,500,000
        AD No. 97-13, Daily VRDN and Put, 3.70%, 9/02/23 ...........................................      7,200,000       7,200,000
        AD No. 97-16, Daily VRDN and Put, 3.70%, 9/02/22 ...........................................      4,900,000       4,900,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)Irvine Ranch Public Facilities and Infrastructure Authority Lease Revenue, Capital
    Improvement Project, Weekly VRDN and Put, 4.05%, 11/01/10 ......................................   $  4,500,000    $  4,500,000
(a)Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put,
    3.75%, 8/01/16 .................................................................................      3,400,000       3,400,000
(a)Irvine Ranch Water District GO, No. 105, 140, 240 and 250, Daily VRDN and Put, 3.75%, 1/01/21 ...      5,900,000       5,900,000
(a)Irvine Ranch Water District Revenue,
        Consolidated Bonds, Refunding, Series B, Daily VRDN and Put, 3.70%, 10/01/09 ...............      2,300,000       2,300,000
        Consolidated District Nos.105, 250 and 290, Daily VRDN and Put, 3.70%, 8/01/16 .............      4,100,000       4,100,000
        Consolidated Refunding, Series A, Daily VRDN and Put, 4.10%, 5/01/09 .......................      3,600,000       3,600,000
        Joint Powers Agency, Consolidated Bonds, DATES, Series C, Daily VRDN and Put,
         3.70%, 10/01/10 ...........................................................................      3,500,000       3,500,000
        Nos. 140, 105, 240 and 250, Daily VRDN and Put, 3.70%, 4/01/33 .............................      7,000,000       7,000,000
(a)Kern County COP, Kern Public Facilities Project, Series A, Weekly VRDN and Put,
    3.90%, 8/01/06 .................................................................................      1,500,000       1,500,000
(a)Lancaster RDA, MFHR, Westwood Park Apartments, Series 1985-K, Weekly VRDN and Put,
    4.10%, 12/01/07 ................................................................................        800,000         800,000
(a)Livermore Housing Authority MFR, Richards Manor, Refunding, Series A, Weekly VRDN and Put,
    4.30%, 12/01/22 ................................................................................      5,670,000       5,670,000
   Los Angeles County GO, TRAN, Series A, 5.00%, 6/29/01 ...........................................      5,750,000       5,773,266
(a)Los Angeles County Housing Authority MFHR, Sand Canyon Ranch Project, Series F, Weekly VRDN
    and Put, 4.15%, 11/01/06 .......................................................................      4,500,000       4,500,000
(a)Los Angeles County MTA, Sales Tax Revenue, Proposition C, Refunding, Second Series A, MBIA
    Insured, Weekly VRDN and Put, 3.90%, 7/01/20 ...................................................      6,000,000       6,000,000
   Los Angeles County MTA Revenue, TECP, 3.70%, 2/09/01 ............................................      7,000,000       7,000,000
(a)Los Angeles County Pension Obligation, Refunding,
        Series A, AMBAC Insured, Weekly VRDN and Put, 4.00%, 6/30/07 ...............................      2,500,000       2,500,000
        Series B, AMBAC Insured, Weekly VRDN and Put, 4.00%, 6/30/07 ...............................      6,600,000       6,600,000
   Los Angeles County Schools GO, Pooled Financing Program Participation Certificates, Series A,
    5.00%, 7/02/01 .................................................................................      7,000,000       7,024,698
(a)Los Angeles County Transportation Commission Sales Tax Revenue, Refunding, Weekly VRDN
    and Put, 4.00%, 7/01/12 ........................................................................     12,000,000      12,000,000
(a)Los Angeles CRDA,
        COP, Baldwin Hill Park, Weekly VRDN and Put, 4.15%, 12/01/14 ...............................      1,000,000       1,000,000
        MFHR, Grand Promenade Project, Weekly VRDN and Put, 4.10%, 12/01/10........................       1,200,000       1,200,000
   Los Angeles Department of Water and Power Electric Plant Revenue, TECP,
        4.15%, 1/12/01 .............................................................................     10,100,000      10,100,000
        3.70%, 1/25/01 .............................................................................      5,000,000       5,000,000
(a)Los Angeles MFR,
        Casden Project, Series K, Weekly VRDN and Put, 4.15%, 7/01/10 ..............................      3,200,000       3,200,000
        Masselin Manor, Weekly VRDN and Put, 3.95%, 7/01/15 ........................................      2,400,000       2,400,000
(a)Metropolitan Water District Southern California Waterworks Revenue,
        Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.90%, 6/01/23 ....................      7,865,000       7,865,000
        Refunding, Series B-1, Daily VRDN and Put, 3.70%, 7/01/35 ..................................      9,000,000       9,000,000
        Series B-4, Weekly VRDN and Put, 4.00%, 7/01/35 ............................................      5,000,000       5,000,000
(a)Monterey County IDA, IDR, VPS Company Inc. Project, Series A, Weekly VRDN and Put,
    4.15%, 9/01/20 .................................................................................      4,180,000       4,180,000
(a)M-S-R Public Power Agency, San Juan Project Revenue, sub. lien,
        Refunding, Series D, Weekly VRDN and Put, 4.05%, 7/01/18 ...................................      7,600,000       7,600,000
        Series E, MBIA Insured, Weekly VRDN and Put, 4.05%, 7/01/22 ................................     20,200,000      20,200,000
(a)Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 4.00%, 12/01/15 ....................      7,200,000       7,200,000
(a)Orange County Apartment Development Revenue, Frost Project, Issue B, Weekly VRDN and
     Put, 4.10%, 3/01/09 ...........................................................................        100,000         100,000
(a)Orange County Sanitation District COP, Refunding,
        Series A, Daily VRDN and Put, 3.70%, 8/01/29 ...............................................     12,000,000      12,000,000
        Series B, Daily VRDN and Put, 3.70%, 8/01/30 ...............................................     10,000,000      10,000,000
(a)Oxnard RDA, COP, Channel Islands Business Center, Weekly VRDN and Put, 4.60%, 7/01/05 ...........        390,000         390,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
    and Put, 4.00%, 9/01/31 ........................................................................   $  5,400,000    $  5,400,000
(a)Palmdale School District COP, Building Project, FSA Insured, Weekly VRDN and Put, 4.00%,
    9/01/13 ........................................................................................      4,200,000       4,200,000
(a)Pico Rivera RDA, COP, Weekly VRDN and Put, 4.15%, 12/01/10 ......................................      1,500,000       1,500,000
(a)Pleasanton MFMR, Valley Plaza, Series A, Weekly VRDN and Put, 3.90%, 7/15/18 ....................      4,560,000       4,560,000
(a)Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
    VRDN and Put, 4.15%, 12/01/15 ..................................................................      2,800,000       2,800,000
(a)Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 3.90%, 7/01/28 ...................................................      9,300,000       9,300,000
(a)Redwood City COP, City Hall Project, Weekly VRDN and Put, 4.25%, 7/01/21 ........................      2,400,000       2,400,000
(a)Riverside County CFD, Special Tax, No 89-5, Refunding, AMBAC Insured, Weekly VRDN and Put,
    3.95%, 9/01/28 .................................................................................     15,900,000      15,900,000
(a)Riverside County COP, Riverside County Public Facility, ACES, Series C, Weekly VRDN and
    Put, 3.90%, 12/01/15 ...........................................................................      3,900,000       3,900,000
(a)Riverside County Housing Authority MFMR, Emeritus Park, Series B, FNMA Insured, Weekly
    VRDN and Put, 3.90%, 7/15/18 ...................................................................      3,250,000       3,250,000
(a)Riverside County IDA, IDR, Calavo Growers, Weekly VRDN and Put, 4.10%, 9/01/05 ..................      1,500,000       1,500,000
   Riverside County Teeter Plan TECP,
        4.10%, 1/09/01 .............................................................................     12,375,000      12,375,000
        3.70%, 3/07/01 .............................................................................     10,858,000      10,858,000
(a)Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
    4.25%, 6/01/20 .................................................................................      7,655,000       7,655,000
(a)Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN
    and Put, 3.90%, 12/01/30 .......................................................................     25,000,000      25,000,000
(a)Sacramento MFHR, Smoketree, Series A, Weekly VRDN and Put, 3.90%, 4/15/10 .......................      6,650,000       6,650,000
(a)San Bernardino County MFHR, Refunding, Quality A, FNMA Insured, Weekly VRDN and Put,
    3.90%, 7/01/14 .................................................................................      4,350,000       4,350,000
(a)San Diego County MFHR,
        Country Hills, Series A, Weekly VRDN and Put, 3.90%, 8/15/13 ...............................      3,175,000       3,175,000
        Nationwide, Series C, Weekly VRDN and Put, 3.90%, 4/15/05 ..................................      1,400,000       1,400,000
   San Diego County Teeter Obligation TECP,
        3.65%, 1/17/01 .............................................................................     10,000,000      10,000,000
        4.15%, 1/17/01 .............................................................................      5,530,000       5,530,000
   San Diego County Water Authority, TECP, 3.85%, 2/06/01 ..........................................     10,500,000      10,500,000
(a)San Diego Housing Authority MFHR, La Cima Apartments, Series K, Weekly VRDN and Put,
    3.85%, 12/01/22 ................................................................................      5,000,000       5,000,000
(a)San Diego MFHR, University Town Center Apartments, Refunding, Weekly VRDN and Put,
    4.10%, 10/01/15 ................................................................................      4,900,000       4,900,000
(a)San Dimas RDA, Commercial Development Revenue, San Dimas Commercial Center, Monthly
    VRDN and Put, 4.75%, 12/01/13 ..................................................................        900,000         900,000
   San Francisco BART, District Sales Tax TECP,
        3.90%, 2/14/01 .............................................................................     10,500,000      10,500,000
        3.65%, 3/06/01 .............................................................................      5,500,000       5,500,000
(a)San Francisco City and County RDA, MFR,
        3rd and Mission, Series C, Weekly VRDN and Put, 3.95%, 7/01/34 .............................     11,000,000      11,000,000
        Refunding, Fillmore Center, Series B-2, Weekly VRDN and Put, 4.20%, 12/01/17 ...............      1,000,000       1,000,000
   San Joaquin County Authority TECP, 3.65%, 3/19/01 ...............................................     12,600,000      12,600,000
(a)San Jose MFMR, Somerset Park Apartment Project, Series A, Weekly VRDN and Put, 4.15%,
    11/01/17 .......................................................................................      1,000,000       1,000,000
(a)San Jose-Santa Clara Water Financing Authority Sewer Revenue, Series B, FGIC Insured,
    Weekly VRDN and Put, 4.00%, 11/15/11 ...........................................................      1,200,000       1,200,000
(a)San Mateo County MFHR, Pacific Oaks Apartment Project, Series A, Weekly VRDN and Put,
    4.20%, 7/01/17 .................................................................................      2,950,000       2,950,000
(a)Santa Ana Housing Authority MFHR, Vintage Apartments, Refunding, Series A, Weekly VRDN
    and Put, 4.15%, 12/01/22 .......................................................................      4,650,000       4,650,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL

   FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facility
    Replacement Project, Series B, Weekly VRDN and Put, 4.10%, 11/15/25 .............................   $ 5,125,000    $  5,125,000
(a)Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
    Series A, Weekly VRDN and Put, 4.00%, 12/15/25 ..................................................     5,000,000       5,000,000
   Sonoma County TRAN, 4.50%, 11/01/01 ..............................................................    10,000,000      10,067,085
(a)South San Francisco MFHR, Magnolia Plaza Apartments, Series A, Weekly VRDN and Put,
    4.20%, 5/01/17 ..................................................................................       500,000         500,000
(a)Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
    Refunding,
        Series B, AMBAC Insured, Weekly VRDN and Put, 4.00%, 7/01/09 ................................     2,000,000       2,000,000
        Series C, AMBAC Insured, Weekly VRDN and Put, 4.00%, 7/01/17 ................................       500,000         500,000
(a)Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission, Refunding,
        AMBAC Insured, Weekly VRDN and Put, 4.00%, 7/01/19 ..........................................    26,900,000      26,900,000
        Series B, FSA Insured, Weekly VRDN and Put, 4.05%, 7/01/23 ..................................     6,600,000       6,600,000
(a)Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
    Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 4.25%, 1/01/10 ...................    10,000,000      10,000,000
(a)Suisun City Housing Authority MFR, Village Green, Series A, Weekly VRDN and Put, 3.90%,
    6/15/18 .........................................................................................     8,400,000       8,400,000
(a)Tustin 1915 Act, Reassessment District No. 95-2, Series A, Daily VRDN and Put, 3.70%,
    9/02/13 .........................................................................................     6,600,000       6,600,000
(a)Upland CRDA, MFHR, Weekly VRDN and Put, 4.05%, 2/15/30 ...........................................     1,000,000       1,000,000
(a)Vallecitos Water District Revenue COP, Twin Oaks Reservoir Project, Weekly VRDN and Put,
    3.90%, 7/01/30 ..................................................................................     2,600,000       2,600,000
(a)Vallejo City USD, COP, Capital Improvement Financing Projects, Series E, Weekly VRDN and
    Put, 4.10%, 7/01/25 .............................................................................     2,500,000       2,500,000
(a)West Basin Municipal Water District Revenue COP,
        Phase III Recycled Water Project, Series A, Weekly VRDN and Put, 3.95%, 8/01/29 .............     4,300,000       4,300,000
        Recycled Water Project, Series C, Weekly VRDN and Put, 3.95%, 8/01/27 .......................     1,900,000       1,900,000
(a)Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater
    Treatment, Daily VRDN and Put, 3.70%, 04/01/28 ..................................................     7,900,000       7,900,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $711,344,949) 99.2% ......................................................                   711,344,949
   OTHER ASSETS, LESS LIABILITIES .8% ...............................................................                     5,454,500
                                                                                                                       ------------
   NET ASSETS 100.0% ................................................................................                  $716,799,449
                                                                                                                       ============


See glossary of terms on page 49.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

48                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 Act   -   Improvement Bond Act of 1915
ABAG       -   The Association of Bay Area Governments
ACES       -   Adjustable Convertible Exempt Securities
AD         -   Assessment District
AMBAC      -   American Municipal Bond Assurance Corp.
BART       -   Bay Area Rapid Transit
CDA        -   Community Development Authority/Agency
CFD        -   Community Facilities District
CHFCLP     -   California Health Facilities Construction Loan Program
CIFP       -   Capital Improvement Financing Program
COP        -   Certificate of Participation
CRDA       -   Community Redevelopment Authority/Agency
DATES      -   Demand Adjustable Tax-Exempt Securities
EDR        -   Economic Development Revenue
ETM        -   Escrow to Maturity
FGIC       -   Financial Guaranty Insurance Co.
FNMA       -   Federal National Mortgage Association
FSA        -   Financial Security Assistance
GNMA       -   Government National Mortgage Association
GO         -   General Obligation
HFA        -   Housing Finance Authority/Agency
HFAR       -   Housing Finance Authority/Agency Revenue
HFR        -   Housing Finance Revenue
ID         -   Improvement District
IDA        -   Industrial Development Authority/Agency
IDAR       -   Industrial Development Authority Revenue
IDR        -   Industrial Development Revenue
MBIA       -   Municipal Bond Investors Assurance Corp.
MFHR       -   Multi-Family Housing Revenue
MFMR       -   Multi-Family Mortgage Revenue
MFR        -   Multi-Family Revenue
MTA        -   Metropolitan Transportation Authority
MUD        -   Municipal Utility District
PCFA       -   Pollution Control Financing Authority
PCR        -   Pollution Control Revenue
PFA        -   Public Financing Authority
PFAR       -   Public Financing Authority Revenue
PUD        -   Public Utility District
RDA        -   Redevelopment Authority/Agency
RDAR       -   Redevelopment Agency Revenue
RMR        -   Residential Mortgage Revenue
SFM        -   Single Family Mortgage
SFMR       -   Single Family Mortgage Revenue
TECP       -   Tax-Exempt Commercial Paper
TRAN       -   Tax and Revenue Anticipation Notes
UHSD       -   Unified High School District
USD        -   Unified School District
VRDN       -   Variable Rate Demand Notes

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (UNAUDITED)

                                                                              FRANKLIN       FRANKLIN CALIFORNIA      FRANKLIN
                                                                             CALIFORNIA       INTERMEDIATE-TERM      CALIFORNIA
                                                                          INSURED TAX-FREE        TAX-FREE           TAX-EXEMPT
                                                                             INCOME FUND        INCOME FUND          MONEY FUND
                                                                          ------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................     $1,580,404,502       $204,813,982        $711,344,949
                                                                          ======================================================
  Value ..............................................................      1,680,298,369        210,941,942         711,344,949
 Cash ................................................................            119,680            170,359              56,889
 Receivables:
  Capital shares sold ................................................          1,530,074            111,117           4,680,535
  Interest ...........................................................         28,570,793          2,971,639           4,662,528
                                                                          ------------------------------------------------------
      Total assets ...................................................      1,710,518,916        214,195,057         720,744,901
                                                                          ------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ............................................          1,300,598            393,696           3,095,758
  Affiliates .........................................................          1,076,170            127,507             370,028
  Shareholders .......................................................          1,380,357             76,651             350,991
 Distributions to shareholders .......................................          2,271,557            266,951              61,680
 Other liabilities ...................................................             53,695             26,739              66,995
                                                                          ------------------------------------------------------
      Total liabilities ..............................................          6,082,377            891,544           3,945,452
                                                                          ------------------------------------------------------
       Net assets, at value ..........................................     $1,704,436,539       $213,303,513        $716,799,449
                                                                          ======================================================
Net assets consist of:
 Undistributed net investment income .................................                --             299,887                 --
 Accumulated distributions in excess of net investment income ........           (643,492)               --                  --
 Net unrealized appreciation .........................................         99,893,867          6,127,960                 --
 Accumulated net realized loss .......................................        (22,019,609)          (615,193)                --
 Capital shares ......................................................      1,627,205,773        207,490,859         716,799,449
                                                                          ------------------------------------------------------
      Net assets, at value ...........................................     $1,704,436,539       $213,303,513        $716,799,449
                                                                          ======================================================


50                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2000 (UNAUDITED)

                                                                              FRANKLIN         FRANKLIN CALIFORNIA      FRANKLIN
                                                                             CALIFORNIA         INTERMEDIATE-TERM      CALIFORNIA
                                                                           INSURED TAX-FREE         TAX-FREE           TAX-EXEMPT
                                                                             INCOME FUND           INCOME FUND         MONEY FUND
                                                                           --------------------------------------------------------
CLASS A:
 Net assets, at value ..................................................   $ 1,626,632,128       $ 213,303,513        $ 716,799,449
                                                                           ========================================================
 Shares outstanding ....................................................       132,375,795          18,976,938          716,799,449
                                                                           ========================================================
 Net asset value per share* ............................................            $12.29              $11.24                $1.00
                                                                           ========================================================
 Maximum offering price per share (net asset value per share
 / 95.75%, 97.75%, 100%, respectively) .................................            $12.84              $11.50                $1.00
                                                                           ========================================================
CLASS B:
 Net assets, at value ..................................................   $     6,303,151
                                                                           ===============
 Shares outstanding ....................................................           511,794
                                                                           ===============
 Net asset value and maximum offering price per share* .................            $12.32
                                                                           ===============
CLASS C:
 Net assets, at value ..................................................   $    71,501,260
                                                                           ===============
 Shares outstanding ....................................................         5,778,730
                                                                           ===============
 Net asset value per share* ............................................            $12.37
                                                                           ===============
 Maximum offering price per share (net asset value per share / 99%) ....            $12.49
                                                                           ===============


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.                    51

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                             FRANKLIN       FRANKLIN CALIFORNIA      FRANKLIN
                                                                            CALIFORNIA       INTERMEDIATE-TERM      CALIFORNIA
                                                                         INSURED TAX-FREE         TAX-FREE          TAX-EXEMPT
                                                                            INCOME FUND         INCOME FUND         MONEY FUND
                                                                         ------------------------------------------------------
Investment income:
 Interest ............................................................   $   47,556,563         $  5,177,216       $ 13,054,246
                                                                         ------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................        3,879,875              561,851          1,710,541
 Distribution fees: (Note 3)
  Class A ............................................................          759,630               99,356                 --
  Class B ............................................................           11,979                   --                 --
  Class C ............................................................          221,747                   --                 --
 Transfer agent fees (Note 3) ........................................          262,617               33,652            208,285
 Custodian fees ......................................................            8,539                  947              3,654
 Reports to shareholders .............................................           19,792                3,784             18,276
 Registration and filing fees ........................................            1,505                  829              1,609
 Professional fees (Note 3) ..........................................           18,650                4,818              7,460
 Trustees' fees and expenses .........................................           22,678                3,006              9,605
 Other ...............................................................           39,118               21,899             18,301
                                                                         ------------------------------------------------------
      Total expenses .................................................        5,246,130              730,142          1,977,731
      Expenses waived/paid by affiliate (Note 3) .....................               --             (132,730)                --
                                                                         ------------------------------------------------------
       Net expenses ..................................................        5,246,130              597,412          1,977,731
                                                                         ------------------------------------------------------
        Net investment income ........................................       42,310,433            4,579,804         11,076,515
                                                                         ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...........................           88,855             (101,891)                --
 Net unrealized appreciation on investments ..........................       72,511,304            5,851,975                 --
                                                                         ------------------------------------------------------
Net realized and unrealized gain .....................................       72,600,159            5,750,084                 --
                                                                         ------------------------------------------------------
Net increase in net assets resulting from operations .................   $  114,910,592         $ 10,329,888       $ 11,076,515
                                                                         ======================================================


52                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 2000

                                                           FRANKLIN CALIFORNIA INSURED          FRANKLIN CALIFORNIA INTERMEDIATE-
                                                              TAX-FREE INCOME FUND                 TERM TAX-FREE INCOME FUND
                                                        --------------------------------------------------------------------------
                                                            SIX MONTHS           YEAR              SIX MONTHS           YEAR
                                                              ENDED              ENDED               ENDED              ENDED
                                                        DECEMBER 31, 2000    JUNE 30, 2000     DECEMBER 31, 2000    JUNE 30, 2000
                                                        --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................   $      42,310,433    $   89,530,131    $       4,579,804    $   8,995,796
  Net realized gain (loss) from investments .........              88,855       (21,988,141)            (101,891)        (410,662)
  Net unrealized appreciation (depreciation) on
   investments ......................................          72,511,304       (35,982,421)           5,851,975       (1,387,348)
                                                        --------------------------------------------------------------------------
      Net increase in net assets resulting from
       operations ...................................         114,910,592        31,559,569           10,329,888        7,197,786
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................         (39,740,565)      (85,810,255)          (4,559,760)      (8,995,735)
   Class B ..........................................             (78,209)          (11,715)                  --               --
   Class C ..........................................          (1,511,216)       (3,344,900)                  --               --
  Net realized gains:
   Class A ..........................................                  --          (230,555)                  --               --
   Class C ..........................................                  --           (10,029)                  --               --
                                                        --------------------------------------------------------------------------
 Total distributions to shareholders ................         (41,329,990)      (89,407,454)          (4,559,760)      (8,995,735)
 Capital share transactions: (Note 2)
   Class A ..........................................          (2,583,155)     (160,998,579)          20,653,817       (3,869,381)
   Class B ..........................................           4,237,956         1,855,986                   --               --
   Class C ..........................................           1,065,259       (10,422,063)                  --               --
                                                        --------------------------------------------------------------------------
 Total capital share transactions ...................           2,720,060      (169,564,656)          20,653,817       (3,869,381)
      Net increase (decrease) in net assets .........          76,300,662      (227,412,541)          26,423,945       (5,667,330)
Net assets:
 Beginning of period ................................       1,628,135,877     1,855,548,418          186,879,568      192,546,898
                                                        --------------------------------------------------------------------------
 End of period ......................................   $   1,704,436,539    $1,628,135,877    $     213,303,513    $ 186,879,568
                                                        ==========================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
   End of period ....................................   $        (643,492)   $   (1,623,935)   $         299,887    $     279,843
                                                        ==========================================================================


                       See notes to financial statements.                    53

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 2000

                                                                                            FRANKLIN CALIFORNIA
                                                                                           TAX-EXEMPT MONEY FUND
                                                                                           ---------------------
                                                                                       SIX MONTHS            YEAR
                                                                                          ENDED              ENDED
                                                                                    DECEMBER 31, 2000    JUNE 30, 2000
                                                                                    -----------------    -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................       $ 11,076,515      $ 19,335,474
  Net realized loss from investments ...........................................                 --           (25,675)
                                                                                       ------------------------------
      Net increase in net assets resulting from operations .....................         11,076,515        19,309,799
 Distributions to shareholders from net investment income ......................        (11,076,515)      (19,309,799)*
 Capital share transactions (Note 2) ...........................................         19,996,150       (10,073,959)
                                                                                       ------------------------------
      Net increase (decrease) in net assets                                              19,996,150       (10,073,959)
 Net assets (there is no undistributed net investment income at beginning or end of period):
  Beginning of period ..........................................................        696,803,299       706,877,258
                                                                                       ------------------------------
  End of period ................................................................       $716,799,449      $696,803,299
                                                                                       ==============================



*Distribution was decreased by net realized loss from security transaction of $25,675 in 2000.

                       See notes to financial statements.
54

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund). The Funds' investment objectives are to provide a high level of current income exempt from federal and California personal income taxes, while seeking preservation of capital. The California Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin California Insured Tax-Free Income Fund (Insured Fund) and the Intermediate-Term Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Funds. The Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments as listed below.


                                                                       ESTIMATED
                                                                     COST INCREASE
                                                                        DUE TO
                                                                     AMORTIZATION
        FUND                                                            CHANGE
        -------------------------------------------------------------------------
        Franklin California Insured Tax-Free Income Fund ........      $388,984
        Franklin California Intermediate-Term
         Tax-Free Income Fund ...................................      $277,034


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                                           CLASS A, CLASS B & CLASS C
        ------------------------------------------------------------------------------
        Franklin California Intermediate-Term             Franklin California Insured
         Tax-Free Income Fund                              Tax-Free Income Fund
        Franklin California Tax-Exempt Money Fund

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At December 31, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the funds' shares were as follows:


                                              FRANKLIN CALIFORNIA               FRANKLIN CALIFORNIA
                                                INSURED TAX-FREE                INTERMEDIATE-TERM             FRANKLIN CALIFORNIA
                                                   INCOME FUND                 TAX-FREE INCOME FUND          TAX-EXEMPT MONEY FUND
                                        ------------------------------------------------------------------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT                AMOUNT
                                        ------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2000
 Shares sold .....................        13,017,871      $ 156,133,733       3,039,607      $ 33,748,437      $   433,740,075
 Shares issued in reinvestment of
 distributions ...................         1,441,103         17,302,541         226,044         2,509,737           11,078,352
 Shares redeemed .................       (14,660,237)      (176,019,429)     (1,405,804)      (15,604,357)        (424,822,277)
                                        ------------------------------------------------------------------------------------------
 Net increase (decrease) .........        (201,263)       $  (2,583,155)      1,859,847      $ 20,653,817      $    19,996,150
                                        ==========================================================================================
Year ended June 30, 2000
 Shares sold .....................        23,256,442      $ 270,668,689       5,271,846      $ 57,176,503      $ 1,094,130,676
 Shares issued in reinvestment of
 distributions ...................         3,254,614         37,976,179         475,155         5,154,865           19,301,458
 Shares redeemed .................       (40,404,420)      (469,643,447)     (6,105,607)      (66,200,749)      (1,123,506,093)
                                        ------------------------------------------------------------------------------------------
 Net decrease ....................       (13,893,364)     $(160,998,579)       (358,606)     $ (3,869,381)     $   (10,073,959)
                                        ==========================================================================================
CLASS B SHARES:
Six months ended December 31, 2000
 Shares sold .....................           362,112      $   4,361,613
 Shares issued in reinvestment of
 distributions ...................             3,748             45,208
 Shares redeemed .................           (14,027)          (168,865)
                                        -------------------------------
 Net increase ....................           351,833      $   4,237,956
                                        ===============================
Year ended June 30, 2000(a)
 Shares sold .....................           159,424      $   1,849,738
 Shares issued in reinvestment of
 distributions ...................               537              6,248
                                        -------------------------------
 Net increase ....................           159,961      $   1,855,986
                                        ===============================
CLASS C SHARES:
Six months ended December 31, 2000
 Shares sold .....................           529,668      $   6,429,172
 Shares issued in reinvestment of
 distributions ...................            76,010            918,940
 Shares redeemed .................          (519,495)        (6,282,853)
                                        -------------------------------
 Net increase ....................            86,183      $   1,065,259
                                        ===============================
Year ended June 30, 2000
 Shares sold .....................         1,270,677      $  14,960,202
 Shares issued in reinvestment of
 distributions ...................           185,479          2,180,509
 Shares redeemed .................        (2,348,447)       (27,562,774)
                                        -------------------------------
 Net decrease ....................          (892,291)     $ (10,422,063)
                                        ===============================


(a)For the period February 1, 2000 (effective date) to June 30, 2000.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of the following entities:

        ENTITY                                                                AFFILIATION
        --------------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                    Investment manager
        Franklin Templeton Services, LLC (FT Services)                        Administration manager
        Franklin/Templeton Investor Services, LLC (Investor Services)         Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)                  Principal underwriter


The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:


       ANNUALIZED
        FEE RATE              NET ASSETS
       --------------------------------------------------------------------------
          .625%               First $100 million
          .500%               Over $100 million, up to and including $250 million
          .450%               In excess of $250 million


Advisers agreed in advance to waive management fees for the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets, and the Insured Fund reimburses Distributors up to
 .10%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:


                                         FRANKLIN           FRANKLIN CALIFORNIA        FRANKLIN
                                        CALIFORNIA           INTERMEDIATE-TERM        CALIFORNIA
                                     INSURED TAX-FREE            TAX-FREE             TAX-EXEMPT
                                        INCOME FUND             INCOME FUND           MONEY FUND
                                     -----------------------------------------------------------
        Net commissions paid ..          $192,861                 $51,484               $     --
        Contingent deferred
         sales charges ........          $ 11,754                 $    --                $19,655


The Funds paid transfer agent fees of $504,554 of which $381,115 was paid to Investor Services.

Included in professional fees are legal fees of $10,016 that were paid to a law firm in which a partner was an officer of the Funds.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At June 30, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                          FRANKLIN           FRANKLIN CALIFORNIA      FRANKLIN
                                         CALIFORNIA           INTERMEDIATE-TERM      CALIFORNIA
                                      INSURED TAX-FREE            TAX-FREE           TAX-EXEMPT
                                         INCOME FUND             INCOME FUND         MONEY FUND
                                      ---------------------------------------------------------
        Capital loss carryovers
         expiring in:
          2003 .................        $        --               $102,640            $14,563
          2005 .................                 --                     --              1,444
          2006 .................                 --                     --              9,957
          2007 .................                 --                     --              4,593
          2008 .................         13,879,097                 90,667              9,293
                                      ---------------------------------------------------------
                                        $13,879,097               $193,307            $39,850
                                      =========================================================


At June 30, 2000, the Insured Fund, the Intermediate-Term Fund and the Money Fund had deferred capital losses occurring subsequent to October 31, 1999 of $7,910,125, $319,995 and $25,675, respectively. For tax purposes, such losses will be reflected in the year ending June 30, 2001.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.


Net realized capital gains differ for financial statements and tax purposes primarily due to differing treatment of wash sales.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


                                                FRANKLIN              FRANKLIN CALIFORNIA
                                               CALIFORNIA              INTERMEDIATE-TERM
                                            INSURED TAX-FREE                TAX-FREE
                                               INCOME FUND                INCOME FUND
                                            --------------------------------------------
        Investments at cost ..........       $1,580,723,744                $204,813,982
                                            ============================================
        Unrealized appreciation ......       $  105,336,205                $  6,413,871
        Unrealized depreciation ......           (5,761,580)                   (285,911)
                                            --------------------------------------------
        Net unrealized appreciation ..       $   99,574,625                $  6,127,960
                                            ============================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended December 31, 2000 were as follows:

                                               FRANKLIN                FRANKLIN CALIFORNIA
                                              CALIFORNIA               INTERMEDIATE-TERM
                                           INSURED TAX-FREE                TAX-FREE
                                              INCOME FUND                 INCOME FUND
                                           -----------------------------------------------
        Purchases ...................        $95,691,512                  $21,216,990
        Sales .......................        $95,143,094                  $ 6,904,830



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